QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Papa John's International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Notice of Annual Meeting and Proxy Statement	March 31, 2008

To the Stockholders:

The Annual Meeting of Stockholders of Papa John's International, Inc. will be held on Thursday, May 8, 2008 at 11:00 a.m. local time at the Company's corporate offices located at 2002 Papa John's Boulevard, Louisville, Kentucky, to:

  1.
  Elect four directors to the Board of Directors;

  2.
  Ratify the selection of Ernst & Young LLP as the Company's independent auditors for 2008;

  3.
  Approve the Papa John's International, Inc. 2008 Omnibus Incentive Plan; and

  4.
  Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice. Only stockholders of record at the close of business on March 14, 2008, are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting. Following the formal items of business to be brought before the meeting, we will discuss our 2007 results and answer your questions. After the meeting, we hope you will join us for a slice of Papa John's pizza!

Thank you for your continued support of Papa John's. We look forward to seeing you on May 8.

By Order of the Board of Directors,

John H. Schnatter Founder Chairman

YOU CAN VOTE IN ONE OF FOUR WAYS:

(1)
Visit the Web site noted on your proxy card to vote via the Internet;

(2)
Use the toll-free telephone number on your proxy card to vote by telephone;

(3)
Sign, date and return your proxy card in the enclosed envelope to vote by mail; or

(4)
Attend the meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 8, 2008—this Proxy Statement and the Papa John's 2007 Annual Report are available at www.papajohns.com/investor.

PAPA JOHN'S INTERNATIONAL, INC.
P.O. Box 99900
Louisville, Kentucky 40269-0900

PROXY STATEMENT

The Board of Directors of Papa John's International, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on May 8, 2008, and at any adjournment or postponement of the meeting. This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about March 31, 2008.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL
MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of four directors to the Board of Directors, ratification of the selection of the Company's independent auditors for 2008 and approval of the Papa John's International, Inc. 2008 Omnibus Incentive Plan.

Who is entitled to vote at the Annual Meeting?

The Board has set March 14, 2008, as the record date ("Record Date") for the Annual Meeting. If you were a stockholder of record at the close of business on March 14, 2008, you are entitled to vote at the meeting. As of the Record Date, 28,837,534 shares of common stock, representing all of our voting stock, were issued and outstanding and eligible to vote at the meeting.

What are my voting rights?

Holders of the Company's common stock are entitled to one vote per share. There are no cumulative voting rights.

How many shares must be present to hold the Annual Meeting?

In accordance with the Company's amended and restated bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

  •
  you are present and vote in person at the meeting; or

  •
  you have properly and timely submitted your proxy as described below under "How can I submit my proxy?"

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the difference between a stockholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How can I submit my proxy?"

How can I submit my proxy?

You can designate a proxy to vote stock you own. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Two Company officers, Lou H. Jones and Clara M. Passafiume, have been designated as proxies for the Company's 2008 Annual Meeting of Stockholders.

If you are a stockholder of record, you can submit a proxy to be voted at the Annual Meeting in any of the following ways:

  •
  electronically, using the Internet;

  •
  over the telephone by calling a toll-free number; or

  •
  by completing, signing and mailing the enclosed proxy card.

The Internet and telephone voting procedures have been set up for your convenience. These procedures have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. When you vote by Internet or telephone, you reduce the Company's mailing and handling expenses. If you are a stockholder of record and would like to submit your proxy by Internet or telephone, please refer to the specific instructions provided on the enclosed proxy card. If you wish to vote using a paper proxy card, please return your signed proxy card promptly to ensure we receive it before the Annual Meeting.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust or other nominee how to vote your shares. In many cases, you may be permitted to submit your voting instructions by Internet or telephone.

How do I vote if I hold shares in the Papa John's International, Inc. 401(k) Plan?

If you hold shares of the Company's common stock in the Papa John's International, Inc. 401(k) Plan, please refer to the voting instructions from the plan's trustee. Your voting instructions must be received by the plan trustee at least three days prior to the Annual Meeting in order to count.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the Annual Meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a street name holder, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting.

If you are a participant in the Company's 401(k) Plan, you may submit voting instructions as described above, but you may not vote your shares held in the Company's 401(k) Plan in person at the Annual Meeting.

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

  •
  FOR all of the nominees for director;

  •
  FOR the ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 28, 2008; and

  •
  FOR approval of the 2008 Omnibus Incentive Plan.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular item, your shares will be voted by the proxies as follows:

  •
  FOR all of the nominees for director;

  •
  FOR the ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 28, 2008; and

  •
  FOR approval of the 2008 Omnibus Incentive Plan.

Your vote is important. The Company urges you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

  •
  by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

  •
  by submitting a later-dated proxy to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting;

  •
  by sending a written notice of revocation to the Corporate Secretary of the Company, which must be received by the Company before the time of the Annual Meeting; or

  •
  by voting in person at the Annual Meeting.

What vote is required to approve each item of business included in the Notice of Annual Meeting?

A majority of votes cast at the meeting is required to elect directors. A majority of the votes cast means that the number of shares voted "FOR" a director must exceed the number of votes cast "AGAINST" that director (with abstentions and broker non-votes not counted as a vote cast with respect to that director) in order for the director to be elected. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to ratify the selection of our independent auditor and the approval of the Omnibus Incentive Plan. In determining whether these proposals have received the requisite number of affirmative votes, abstentions will not be counted and will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares present and will have no effect on the outcome of the vote or any particular proposal.

What is householding?

The Securities and Exchange Commission (SEC) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact the bank, broker or nominee directly or contact us at P. O. Box 99900, Louisville, Kentucky 40269-0900, Attention Corporate Secretary (502-261-7272). We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.

Who pays for the cost of proxy preparation and solicitation?

The accompanying proxy is solicited by the Board of Directors of the Company. This Proxy Statement is being mailed to the stockholders on or about March 31, 2008 concurrently with the mailing of the Company's 2007 Annual Report to Stockholders. We have also retained the firm of Georgeson, Inc. to aid in the solicitation of brokers, banks, institutional and other stockholders for a fee of approximately $7,000, plus reimbursement of expenses. All costs of the solicitation of proxies will be borne by the Company. The Company pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. The Company is soliciting proxies primarily by mail. In addition, the Company's directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. The Company's directors, officers and regular employees will receive no additional compensation for these services other than their regular compensation.

CORPORATE GOVERNANCE

Principles of corporate governance that guide the Company are set forth in the Company's Board of Director committee charters, the Company's Corporate Governance Guidelines and the Company's Code of Ethics and Business Conduct, which are available at www.papajohns.com by first clicking "Investor Relations" and then "Corporate Governance." (The information on the Company's website is not part of this Proxy Statement and is not soliciting material.) The principles set forth in those governance documents were adopted by the Board to ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and to help ensure that the interests of the Board and management align with the interests of the stockholders. The Board annually reviews and updates its corporate governance documents in response to evolving "best practices" and the results of annual Board and committee reviews.

The Board of Directors adopted Corporate Governance Guidelines in 2007 to set forth its framework for the governance of the Company. Consistent with these guidelines, in December 2007, our Board, upon recommendation of the Corporate Governance and Nominating Committee, adopted amendments to our amended and restated bylaws that provide for a majority voting standard for uncontested director elections and a mechanism for consideration of the resignation of an incumbent director who does not receive a majority of the votes cast in an uncontested election. Under the adopted majority voting standard, a majority of the votes cast means that the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that director nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. In addition, if an incumbent director is nominated in an uncontested election, the director nominee is required, as a condition of the director's nomination, to submit an irrevocable letter of resignation to the Chairman of the Board. If an incumbent director nominee does not receive a majority of the votes cast, the Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision within 90 days from the date of certification of the election results. The director whose resignation is being considered will not participate in the recommendation of the Committee or the Board's decision.

Code of Ethics and Business Conduct

The Company's Code of Ethics and Business Conduct, which is the Company's code of ethics applicable to all directors, officers and employees worldwide, embodies the Company's global principles and practices relating to the ethical conduct of the Company's business and its longstanding commitment to honesty, fair dealing and full compliance with all laws affecting the Company's business.

The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Company's Code of Ethics and Business Conduct relating, among other things, to:

  •
  violations of the federal securities laws,

  •
  fraud or weakness in the Company's accounting, audit or internal controls, financial statements and records, or

  •
  misconduct by any member of the Company's senior management.

Any employee, stockholder, or interested party may contact the Company's General Counsel, or submit a confidential, anonymous report by following procedures established by the Company, approved by the Audit Committee of the Company's Board of Directors and communicated to team members from time to time. Any employee, stockholder or interested party may also learn about these procedures for reporting issues and concerns by visiting our website at www.papajohns.com, by first clicking "Investor Relations" and then "Corporate Governance."

Director Independence

The Board of Directors has determined that the following eight of the Company's eleven current directors are "independent" as defined by applicable law and NASDAQ listing standards: Ms. Kirtley and Messrs. Barnett, Cole, Guarascio, Hatab, Smith, Street and Thompson. Each of our Audit, Compensation, and Corporate Governance and Nominating Committees is composed only of independent directors, as identified below under the heading "Committees of the Board of Directors."

Based on such standards, Wade S. Oney is not independent because he is a Company franchisee and, after stepping down as the Company's Chief Operating Officer in 2000, continued to serve as a part-time executive business advisor employed by the Company until June 2005; John H. Schnatter is not independent because he was an executive officer of the Company until May 10, 2007, when he changed his status to a non-employee, Founder Chairman, and on August 9, 2007, entered into contractual relationships with the Company as described in the Compensation Discussion and Analysis section; and Nigel Travis is not independent because he is the President and Chief Executive Officer of the Company. Procedures for assessing director independence are described in detail under the heading "Procedures for Identifying Possible Related Person Transactions."

On October 17, 2006, Ms. Kirtley, the Chair of the Audit Committee and member of the Compensation Committee, was appointed to the board of directors of U.S. Bancorp. We have a banking relationship with U.S. Bancorp which predated Ms. Kirtley's appointment to the U.S. Bancorp board of directors, and the Corporate Governance and Nominating Committee and the Board reviewed this relationship and determined that it does not impact Ms. Kirtley's independence. On February 20, 2008, Mr. Thompson was appointed to our Board of Directors. Mr. Thompson is Senior Vice-President of Wellpoint, Inc. and President, Individual Business for Anthem Blue Cross and Blue Shield, a division of Wellpoint, Inc. We have a relationship with Wellpoint which predates his appointment, in which a division of Wellpoint provides administrative services to us related to our health plan. We also provide print and promotional services in the ordinary course of the business of our Preferred Marketing subsidiary to Wellpoint and certain of its divisions. The Corporate Governance and Nominating Committee and the Board reviewed these relationships and determined that they do not impact Mr. Thompson's independence.

Nominations for Directors

Identifying Candidates

The Corporate Governance and Nominating Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending renomination, and recommends all approved candidates to the Board for appointment or nomination to the Company's stockholders. The Committee selects as candidates for appointment or nomination individuals of high personal and professional integrity and ability, who can contribute to the Board's effectiveness in serving the interests of the Company's stockholders.

The Corporate Governance and Nominating Committee will consider candidates for election to the Board recommended by a stockholder in accordance with the Company's Certificate of Incorporation, and will do so in the same manner as the Committee evaluates any other properly recommended nominee. Any nomination by a stockholder of a person for election to the Board at an Annual Meeting of Stockholders, or a special meeting of stockholders called by the Board for the purpose of electing directors, must be received at the Company's principal offices not less than 60 days nor more than 90 days prior to the scheduled date of the meeting, and must comply with certain other requirements set forth in the Company's Certificate of Incorporation.

Nominations must be addressed to the Chairman of the Corporate Governance and Nominating Committee in care of the Secretary of the Company at the Company's headquarters address listed below, and must be received on a timely basis in order to be considered for the next annual election of directors:

      Chairman of the Corporate Governance and Nominating Committee
      Papa John's International, Inc.
      c/o Corporate Secretary
      P.O. Box 99900
      Louisville, Kentucky 40269

Director Qualifications

The Corporate Governance and Nominating Committee expects qualified candidates will have high personal and professional integrity and ability, and will be able to contribute to the Board's effectiveness in serving the interests of the Company's stockholders. The Committee also considers qualifications that include: business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with the Company's interests. The Committee considers these criteria in the context of the perceived needs of the Board as a whole and seeks to achieve and maintain a diversity of occupational and personal backgrounds on the Board.

ITEM 1, ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for a classified board of directors, with three classes of directors each nearly as equal in number as possible. Each class serves for a three-year term and one class is elected each year. The Board of Directors is authorized to fix from time to time the number of directors within the range of three to fifteen members, and currently the Board size has been set at eleven members.

Upon the recommendation of the Corporate Governance and Nominating Committee, Messrs. Oney, Schnatter, Smith and Travis have been nominated as directors in the class to serve a term expiring at the 2011 Annual Meeting and until their successors are elected or appointed. The remaining seven directors will continue to serve in accordance with their previous election or appointment. Mr. Smith's appointment to the Board in June 2007 was recommended by a third party search firm utilized by the Corporate Governance and Nominating Committee to assist it in identifying and evaluating potential director candidates. Mr. Thompson was appointed to the Board in February 2008, to serve in the class of directors with a term expiring in 2009. His appointment to the Board was recommended by a non-management director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

Set forth below is information concerning the nominees for election and each director whose term will continue after the 2008 Annual Meeting, and their ages as of the date of this Proxy Statement.

NOMINEES FOR ELECTION TO THE BOARD: TERM EXPIRING IN 2011

Name	Age	Company Position or Office	Director Since
Wade S. Oney	46	Director	1999
John H. Schnatter	46	Founder, Chairman of the Board	1990
Alexander W. Smith	55	Director	2007
Nigel Travis	58	Chief Executive Officer, President and Director	2005

Wade S. Oney.    Mr. Oney has been a franchisee of the Company since 1993. From 1995 to 1999, he served as Chief Operating Officer of the Company. From 2000 to 2005, Mr. Oney served as a part-time executive business advisor for the Company, providing advice to the executive leadership team on strategic Company initiatives. From 1992 to 1995, Mr. Oney served as the Company's Regional Vice President of Southeast Operations. From 1981 to 1992, Mr. Oney held various positions with Domino's Pizza, Inc.

John H. Schnatter.    Mr. Schnatter created the Papa John's concept and founded the Company in 1985. He served as Chairman of the Board and Chief Executive Officer from 1990 until April 2005, and as President from 1985 to 1990 and from 2001 until April 2005. From April 2005 until May 2007 he served as Executive Chairman of the Company, an executive officer position. In May 2007, Mr. Schnatter assumed non-executive officer status with the Company, continuing to chair the Board as Founder Chairman.

Alexander W. Smith.    Mr. Smith currently serves as a board member and President and Chief Executive Officer of Pier 1 Imports, Inc. Prior to Pier 1 Imports, he spent twelve years with the TJX Companies, Inc., an off-price retailer of apparel and home fashions in the U.S. under brands such as T.J. Maxx and Marshalls, and internationally with brand names such as T.K. Maxx in the UK.

Nigel Travis.    From January 2005 to April 2005, Mr. Travis served as Executive Vice President of the Company and he has served as President and Chief Executive Officer of the Company since April 2005. From 2001 to 2004, he served as President and Chief Operating Officer of Blockbuster, Inc., a global provider of in-home rental and retail movie and game entertainment. From 1994 to 2001, he held various leadership positions at Blockbuster, including Executive Vice President and President, Worldwide Stores Division. From 1985 to 1994, he served in various capacities for Grand Metropolitan PLC (London, England), including leadership positions at Burger King Corporation for five years. Mr. Travis serves as the lead independent director of The Bombay Company, Inc.

DIRECTORS CONTINUING IN OFFICE

Name	Age	Company Position or Office	Director Since
Term Expiring in 2009
Philip Guarascio	66	Director	2003
John O. Hatab	64	Director	2006
Olivia F. Kirtley	57	Director	2003
J. Jude Thompson	46	Director	2008
Term Expiring in 2010
F. William Barnett	60	Director	2003
Norborne P. Cole, Jr.	66	Director	2003
William M. Street	69	Director	2003

Philip Guarascio.    Since 2000, Mr. Guarascio has been Chairman and Chief Executive Officer of PG Ventures LLC, a marketing consulting firm, and from 2000 to 2006, he served in a senior advisory capacity with the National Football League. Mr. Guarascio retired in 2000 as Vice President, Advertising and Corporate Marketing, of General Motors. He is a director of Arbitron, Inc.

John O. Hatab.    Since 2004, Mr. Hatab has been a Principal of Gotham Capital Associates LLC. From 2001 to 2004, Mr. Hatab was Managing Partner—Business Development of the PricewaterhouseCoopers LLP New York Metro Region. From 1990 to 2001, Mr. Hatab was CEO of the PricewaterhouseCoopers LLP New York Metro Region tax services practice and served as Managing Partner of the firm's New York office tax practice. He previously served as Managing Partner of the PricewaterhouseCoopers LLP Washington, D.C. area tax services practice. Mr. Hatab is a Certified Public Accountant and serves as a director for General Maritime Corporation and Aegean Marine Petroleum Network, Inc.

Olivia F. Kirtley.    Ms. Kirtley, a Certified Public Accountant, is a business consultant on strategic and corporate governance issues. She has served in this capacity during the past five years. From 1991 to 2000, Ms. Kirtley held the positions of Vice President and Chief Financial Officer of Vermont American Corporation, an international manufacturer and marketer of power tool accessories. She served as Chairman of the American Institute of Certified Public Accountants from 1998 to 1999. Ms. Kirtley also serves as a director of U.S. Bancorp and ResCare, Inc.

J. Jude Thompson.    Since 2006, Mr. Thompson has served as senior vice president of WellPoint, Inc. and president, Individual Business of Anthem Blue Cross and Blue Shield, a division of WellPoint. From 2005 to 2006, Mr. Thompson was president, WellPoint/Anthem Blue Cross and Blue Shield of Kentucky and Individual Under 65, and previously, he served five years as Vice President and General Manager of Anthem's Individual and Kentucky Group.

F. William Barnett.    Mr. Barnett retired in 2003 from his position as a director with management consulting firm McKinsey & Company, Inc., an international consulting firm, after 23 years of practice focused on advising and assisting companies with strategic planning, resolving complex organizational issues and implementing operational improvements. Mr. Barnett serves as an Adjunct Professor at Yale University and serves as a director of Eagle Materials, Inc.

Norborne P. Cole, Jr.    Mr. Cole currently serves as Vice Chairman of the Board for Silver Eagle Distributors, L.P. of Houston, Texas, which distributes Anheuser-Busch and other products. He also serves as a director of Randgold Resources Limited, Isle of Jersey, U.K. Mr. Cole retired in 1998 after a 32-year career with the Coca-Cola Company and its bottlers, most recently serving as Managing Director and Chief Executive Officer of Coca-Cola Amatil in Sydney, Australia, and previously as President and Chief Executive Officer of Coca-Cola Bottling S.A. in Paris, France.

William M. Street.    Mr. Street retired in 2003 from Brown-Forman Corporation, a diversified producer of high-quality wines and spirits, having served as its President from 2002 to 2003, its Vice Chairman from 1987 to 2002 and as President and Chief Executive Officer of its division, Brown-Forman Beverages Worldwide, from 1994 through 2003. He remains a director of Brown-Forman Corporation and also serves as Chairman of the Kentucky Horse Racing Authority.

Family Relationships

Charles W. Schnatter, an executive officer and formerly a director of the Company, is the brother of John H. Schnatter. There are no other family relationships among the Company's directors, executive officers and other key personnel.

Lead Independent Director

The Board of Directors has appointed Norborne P. Cole, Jr. to serve as the lead independent director of the Board. The lead independent director has the following duties and responsibilities, as approved by the Board's Corporate Governance and Nominating Committee:

  •
  presides at meetings of the Board in the absence of or when requested to do so by the Founder Chairman;

  •
  serves as ex officio member of all standing Board Committees;

  •
  serves formally as liaison between the non-management Board members, the Founder Chairman and the Chief Executive Officer;

  •
  establishes the dates, agendas and schedules for each Board meeting, in consultation with the Founder Chairman and the Chief Executive Officer;

  •
  monitors information sent to the Board for quality, quantity and timeliness and discusses such with the Founder Chairman and Chief Executive Officer;

  •
  has the authority to call sessions of the independent directors and works with the other independent directors to establish the agenda for those sessions; and

  •
  as deemed appropriate by the Board, makes himself available for consultation with and direct communication from stockholders.

Meetings of the Board of Directors

The Board held ten meetings in 2007. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees on which he or she served during the period of service in 2007.

Meetings of the Non-Employee and Independent Directors

At both the Board and committee levels, the Company's non-employee directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with each regularly scheduled Board or committee meeting. The Company's independent directors meet in executive session at least annually and typically meet following each scheduled Board meeting. The lead independent director acts as the Chairman of these executive sessions.

Annual Meetings of Stockholders

The Company strongly encourages each of its directors to attend each Annual Meeting of the Company's stockholders whenever attendance does not unreasonably conflict with the director's other business and personal commitments. All of the Company's directors attended the 2007 Annual Meeting of Stockholders, with Mr. Hatab participating via telephone conference.

Committees of the Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. In accordance with NASDAQ listing standards, all of the committees are comprised solely of independent directors. Charters for each committee are available on the Company's website at www.papajohns.com by first clicking on "Investor Relations" and then "Corporate Governance." The charter of each committee is also available in print to any stockholder who requests it.

Audit Committee

Members:	Olivia F. Kirtley, Chairman F. William Barnett John O. Hatab William M. Street

The Audit Committee's purpose is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. The Audit Committee is responsible for the appointment, compensation and retention of the independent auditor, and oversees the performance of the internal auditing function and the Company's compliance program with respect to legal and regulatory requirements, including the Company's Code of Ethics and Business Conduct. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements, reviews the integrity of our accounting and financial reporting processes and audits of our financial statements, and prepares the Audit Committee Report included in this Proxy Statement. The Audit Committee also reviews and approves matters pertaining to possible conflicts of interest and related person transactions. See the discussion under "Approval of Related Person Transactions" below. The responsibilities of the Audit Committee are more fully described in the Committee's Charter. The Audit Committee met nine times during 2007.

As previously noted, each member of the Audit Committee is independent as determined by the Company's Board of Directors, based upon applicable laws and regulations and NASDAQ listing standards. In addition, the Board has determined that each of Ms. Kirtley and Mr. Hatab is an "audit committee financial expert" as defined by SEC rules.

Compensation Committee

Members:	F. William Barnett, Chairman Norborne P. Cole, Jr. Olivia F. Kirtley Alexander W. Smith*

*
Mr. Smith was appointed to the Compensation Committee on December 6, 2007.

The Compensation Committee oversees the Company's compensation programs and is responsible for overseeing and making recommendations to the Board of Directors regarding the Company's overall compensation strategies. Specifically, the Compensation Committee reviews and approves annually the compensation of the Company's executive officers, including the named executive officers identified in the section of this Proxy Statement entitled "Compensation Discussion and Analysis." The Committee has the authority to administer our equity plans. The Committee is responsible for all determinations with respect to participation, the form, amount and timing of any awards to be granted to any such participants, and the payment of any such awards. In addition, the Committee is responsible for recommending stock ownership guidelines for the executive officers and directors, for recommending the compensation and benefits to be provided to non-employee directors, for reviewing and approving the establishment of broad-based incentive compensation, equity-based, and retirement or other material employee benefit plans.

The Committee has the authority to retain compensation consultants, outside counsel and other advisers. During 2007, the Committee engaged Mercer Human Resource Consulting to advise it and to prepare market studies of the competitiveness of components of the Company's compensation program for its senior executive officers, including the named executive officers, and independent directors. See "Compensation Discussion and Analysis" for a further description of the Compensation Committee's use of Mercer during 2007, as well as the role of our executive officers in determining or recommending the amount or form of compensation paid to our named executive officers during 2007.

The responsibilities of the Compensation Committee are more fully described in the Committee's Charter. For more information regarding the Committee's process in setting compensation, please see "Compensation Discussion and Analysis" below. The Compensation Committee met eighteen times during 2007.

Corporate Governance and Nominating Committee

Members:	Norborne P. Cole, Jr., Chairman Philip Guarascio John O. Hatab* William M. Street

*
Mr. Hatab was appointed to the Corporate Governance and Nominating Committee on February 20, 2008.

The Corporate Governance and Nominating Committee assists the Board in identifying qualified individuals for service as directors of the Company and as Board committee members. In addition, the Committee develops and monitors the process for evaluating Board effectiveness and oversees the development and administration of the Company's corporate governance policies. The Corporate Governance and Nominating Committee recommended the nominations of four directors for election to the Board at the 2008 Annual Meeting.

As provided in its charter, the Corporate Governance and Nominating Committee leads the search for qualified candidates to serve as new directors, evaluates incumbent directors before recommending renomination, and recommends all such approved candidates to the Board for appointment or nomination to the Company's stockholders. The Corporate Governance and Nominating Committee selects as candidates for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board's effectiveness in serving the interests of the Company's stockholders.

The responsibilities of the Corporate Governance and Nominating Committee are more fully described in the Committee's Charter. The Committee met five times during 2007.

Communications with the Board

Stockholders of the Company may communicate with the Board in writing addressed to:

    Board of Directors
    c/o Corporate Secretary
    Papa John's International, Inc.
    P.O. Box 99900
    Louisville, Kentucky 40269

The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further a personal interest not shared by the other stockholders generally.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 14, 2008 (except as noted otherwise), with respect to the beneficial ownership of common stock by (i) each of the named executive officers identified in the Summary Compensation Table in this Proxy Statement, (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Common Stock Outstanding
John H. Schnatter P.O. Box 991339 Louisville, Kentucky 40269	6,483,174	(3)	22.3%
F. William Barnett	44,289		*
Norborne P. Cole, Jr.	38,289	(4)	*
J. David Flanery	124,859	(5)	*
Philip Guarascio	32,789		*
John O. Hatab	0		—
Olivia F. Kirtley	56,289	(6)	*
Julie L. Larner	84,080		*
Wade S. Oney	32,651		*
Charles W. Schnatter	287,653	(7)	*
Alexander W. Smith	0		—
William M. Street	54,123		*
J. Jude Thompson	0		—
Nigel Travis	762,735	(8)	2.6%
William M. Van Epps	69,235	(9)	*
All directors and executive officers as a group (18 persons, including those named above)	8,095,967	(10)	26.9%

*
Represents less than one percent of class.

Other 5% Beneficial Owners	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding
FMR LLC (11) 82 Devonshire Street Boston, Massachusetts 02109	2,987,000	10.4%
Barclays Global Investors, NA and affiliates (12) 45 Fremont Street San Francisco, California 94105	1,676,436	5.8%
Gates Capital Management, Inc. (13) 1177 Avenue of the Americas, 32nd Floor New York, NY 10036	1,666,460	5.8%

(1)
Based upon information furnished to the Company by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to their shares and such shares are not subject to any pledge.

(2)
Includes the following shares subject to options exercisable within 60 days after March 14, 2008, and unvested performance-based restricted stock over which the named persons have sole voting power.

Name	Options exercisable within 60 days	Restricted Stock	Name	Options exercisable within 60 days	Restricted Stock
John H. Schnatter	210,542	6,385	Julie L. Larner	69,927	4,153
F. William Barnett	28,289		Wade S. Oney	25,459
Norborne P. Cole, Jr	28,289		Charles W. Schnatter	38,815	3,933
J. David Flanery	112,436	7,173	William M. Street	11,289
Philip Guarascio	28,289		Nigel Travis	632,920	20,000
Olivia F. Kirtley	28,289		William M. Van Epps	61,720	5,979

(3)
Includes 1,268,052 shares held in a family limited partnership and 95,000 shares held in a 501(c)(3) charitable foundation of which Mr. Schnatter has both voting and investment power.

(4)
Includes 10,000 pledged shares in a margin account.

(5)
Mr. Flanery also holds units deemed invested in 9,354 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(6)
Ms. Kirtley also holds units deemed invested in 14,166 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(7)
Includes 50,000 shares pledged to secure a personal line of credit.

(8)
Mr. Travis also holds units deemed invested in 2,746 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(9)
Includes 536 shares held in a 401(k) plan. Mr. Van Epps also holds units deemed invested in 1,044 shares of common stock through a deferred compensation plan provided by the Company, which are not included in the shares reported.

(10)
Includes 1,290,915 shares subject to options exercisable within 60 days held by all directors and executive officers.

(11)
All information regarding FMR LLC and its affiliates is based on an amendment to Schedule 13G filed with the SEC on February 14, 2008, by FMR LLC and Edward C. Johnson 3d. As of December 31, 2007, FMR LLC and Edward C. Johnson 3d each had sole dispositive power and no voting power over all of the shares indicated. Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC and an investment adviser, was the beneficial owner of all of the shares indicated, all of which were attributable to Fidelity Low Priced Stock Fund, an investment company registered under the Investment Company Act of 1940.

(12)
All information regarding Barclays Global Investors, NA and affiliates is based on a Schedule 13G filed with the SEC on February 6, 2008 by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG. Barclays Global Investors, NA has sole voting power with respect to 925,876 shares of common stock and has sole dispositive power with respect to 1,040,181 shares. Barclays Global Fund Advisors has sole voting power with respect to 442,560 shares of common stock and sole dispositive power with respect to 615,069 shares. Barclays Global Investors, LTD has sole dispositive power with respect to 21,186 shares. The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is set forth in the table above. The address of Barclays Global Investors, LTD is Murray House, 1 Royal Mint Court, London, EC3N 4HH. The address of Barclays Global Investors Japan Trust and Banking Company Limited and Barclays Global Investors Japan Limited is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, 150-0012, Japan. The address of Barclays Global Investors Canada Limited is Brookfield Place, 161 Bay Street Suite 2500, PO Box 614, Toronto, Canada, Ontario M5J2S1. The address of Barclays Global Investors Australia Limited is Level 43, Grosvenor Place, 225 George Street, PO Box N43, Sydney, Australia NSW 1220. The address of Barclays Global Investors (Deutschland) AG is Apianstrasse 6, D-85774, Unterfohring, Germany.

(13)
All information regarding Gates Capital Management, Inc. is based on an amendment to Schedule 13G filed with the SEC on February 14, 2008. As of December 31, 2007, Gates Capital Management, Inc. had shared voting and dispositive power with Gates Capital Partners, L.P., ECF Value Fund, L.P., ECF Value Fund II, L.P., ECF Value Fund International, Ltd. and Jeffrey L. Gates over all of the shares indicated. Each reporting entity listed has an address listed in the table above, except ECF Value Fund International, Ltd., having an address c/o Trident Fund Services (B.V.I.) Limited, Trident Chambers, Wickhams Cay, P.O. Box 146, Road Town, Tortola, British Virgin Islands.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, the Company believes that all applicable Section 16(a) reporting requirements were complied with for all common stock transactions in 2007, except as follows: J. David Flanery and William M. Street each reported one transaction late on Form 4 reporting the acquisition of an option grant and a stock option exercise without a sale, respectively. The late filings were the result of administrative error.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

2007 Compensation Philosophy and Objectives

In 2007, as in recent years, our overall compensation philosophy has been to promote a "culture of ownership" among our executives by aligning their interests with those of our stockholders. As evidenced by the 2007 compensation paid to our named executive officers (NEOs) discussed in more detail below, we believe this is best accomplished by:

  •
  structuring "total direct compensation packages" (defined below) with an appropriate portion that is assured and an appropriate portion that is at risk based upon corporate, business unit and individual performance;

  •
  paying for performance that achieves a balance of short-term and long-term operational and financial goals and objectives;

  •
  paying a substantial portion of total direct compensation to our executive officers in the form of stock-based awards; and

  •
  requiring that our executives achieve and maintain a designated level of ownership in the Company's stock.

Our executive compensation program consists of the following components: (1) base salary, to provide a guaranteed base of cash compensation, (2) short-term cash incentives, which may be realized to the extent that organizational and personal performance targets are met, and (3) long-term compensation, consisting of equity-based incentives (a combination of time-based and performance-based), to encourage executives to focus on the long-term success and enhanced wealth of the Company and its stockholders, viewed in total as "total direct compensation." In general, the Company desires to provide its NEOs with total direct compensation packages in the range of the median level for a select peer group (see the "Annual Compensation Peer Group Review" below), after adjusting for several other factors as discussed below. The Company believes that it has been successful in fulfilling this objective overall, but that each component above, taken individually, is not necessarily in line with the market, as established by the peer group review. We believe that our base salaries and targeted short-term cash incentives are somewhat overweighted relative to our peers, while long-term compensation is underweighted. During 2007, the Company has taken steps to begin to achieve a balance in the compensation mix reflective of market competitive components.

Based on the Company's 2007 performance, as described in Management's Discussion and Analysis included within our Form 10-K, filed with the SEC on February 26, 2008, we believe that the total direct compensation for each of our NEOs appropriately reflected our 2007 operating results. While short-term incentives produced awards below target, our business fundamentals were strengthened and we have designed our 2008 compensation program to be market competitive.

Change in Status for John H. Schnatter

On May 10, 2007, the status of John H. Schnatter changed from an executive officer of the Company, Executive Chairman, to non-employee, Founder Chairman. This change in status was formalized on August 9, 2007, when we entered into an Agreement for Services as Chairman (the "Chairman Agreement"), an Agreement for Services as Founder (the "Founder Agreement") and an Exclusive License Agreement (the "License Agreement") with John Schnatter. As Founder Chairman, Mr. Schnatter is no longer an executive officer or employee of the Company but remains Chairman of the Company's Board of Directors. The agreements we entered into with Mr. Schnatter define his continuing roles in the Company, including chairing the Company's Board of Directors, attending major corporate events, making visits to domestic and international franchises, participating in monthly quality meetings with management, participating in meetings with investors, and acting as advertising and brand spokesperson for the Company. Under the Chairman and Founder Agreements, we agreed to make annual grants of stock options to Mr. Schnatter with a minimum value of $600,000 ($300,000 under each agreement), or such greater amount as may be determined by the Compensation Committee. The specific terms of each grant of stock options, including the grant date and exercise price, will be determined by the Compensation Committee. We also agreed to reimburse Mr. Schnatter for expenses incurred by him in connection with Company business pursuant to Company policy, but the reimbursement for air travel aboard private aircraft (including any aircraft owned by Mr. Schnatter) under these agreements may not exceed $300,000 per year without the written consent of the Compensation Committee. The Chairman Agreement will remain in effect so long as Mr. Schnatter is a director of the Company and remains Chairman as elected by our Board of Directors. The Founder Agreement will remain in effect until terminated by either party on thirty days' notice.

Under the License Agreement, Mr. Schnatter granted the Company an exclusive right to use his identity in the Company's current and future operation, and franchising, of pizza delivery and carry-out businesses and restaurants, including sales of related goods and services under the Papa John's brand, in the United States and internationally. This license grant allows the Company to use Mr. Schnatter's image, voice, photographs and film footage in connection with the Company's marketing and promotion of the Papa John's brand, both in the United States and internationally. We agreed that in exchange for the exclusive license grant, we will grant options in accordance with the provisions of the Founder Agreement for a period of 15 years following the execution of the License Agreement (whether or not the Founder Agreement is terminated), subject to termination provisions contained in the License Agreement.

Other than the grants of stock options pursuant to these agreements, Mr. Schnatter receives no other compensation for his service as a director of the Company.

Annual Compensation Peer Group Review

In 2007, the Compensation Committee continued its annual practice of benchmarking our total direct compensation against an industry peer group to ensure that our executive compensation expenses, in total and by component, are competitive and do not become either excessively low or high versus a group of companies with positions of comparable responsibilities and challenges to Papa John's. When like job matches are not available, our positions are compared to jobs of equal proxy ranking as was the case in 2007 for Mr. Charles Schnatter, our Senior Vice President and Chief Development Officer. In 2007, base salary, total cash (base salary plus bonuses and short-term incentive compensation), long-term incentive values and total compensation were compared against the following peer group:

Applebee's	CKE Restaurants	P.F. Chang's
Bob Evans Farms	Darden Restaurants	RARE Hospitality
Brinker	IHOP	Ruby Tuesday
California Pizza Kitchen	Jack In The Box	Sonic
CBRL Group	O'Charley's	Steak n Shake
The Cheesecake Factory	Panera Bread	Wendy's

The Compensation Committee selected this peer group, based on data provided by Mercer Human Resource Consulting, because it believed that the Company shares many distinguishing characteristics with these companies, including a common industry, similar market capitalization and/or certain other financial criteria. OSI Restaurant Partners and Ryan's Restaurant Group were included in the 2006 peer group but not in the 2007 peer group because both companies have been acquired. No new companies were added in 2007.

The peer group data includes, on an individual basis, tally sheets, which include base salary, short-term cash, long-term equity, and total compensation historical and market comparison data. In addition to reviewing the median of the peer group for each NEO, the Compensation Committee determines each NEO's compensation amounts based on its subjective review and assessment of several different factors, including the individual's performance, scope of responsibilities, depth and breadth of overall leadership experience, regional variations in compensation and cost of living, and the importance of the position to achieving our strategies. In addition, the components of each NEO's package are compared to executives from both the external peers listed above and other members of our executive team for relational equity.

Elements of Compensation

As discussed above, our focus is on total direct compensation, including a portion that is assured and a portion that is at risk, comprised of the following mix of elements:

  •
  Base salary, to provide a guaranteed base of cash compensation;

  •
  Short-term cash incentives, which is at risk cash compensation, to focus attention to the key business drivers for the year; and

  •
  Long-term equity-based compensation, to reinforce a longer-range "culture of ownership," consistent with our overall compensation philosophy.

In general, we believe that executive benefit programs do not reflect a strong tie to Company performance and are not valued by executives at a level to justify the Company's investment in other benefit programs. Other than access to private aircraft for Mr. Travis up to five times a year for domestic travel and an additional payment to Mr. Van Epps for the purchase of additional disability insurance, we have no executive benefit programs.

Base Salary

Annual base salary increases, typically considered at the beginning of each year, are not assured. The analysis for adjustments to base salary compensation take into account factors described under "Annual Compensation Peer Group Review" above.

In 2007, Mr. Travis' salary increase was 3.4%, which reflected the average adjustment for our corporate headquarters workforce. The Compensation Committee deemed that this amount was appropriate since Mr. Travis' performance was considered to be above average, but his prior year's salary was estimated to be 12% over the peer group median and was driven by contract negotiated upon his initial hire.

2007 base salary increases for each NEO, other than Mr. Travis, were not awarded in cash, but redirected into an equivalent value stock option grant, which added to each NEO's regular long-term incentive grant value. These funds were redirected because, as discussed above, the Committee determined that base cash compensation was overweighted while long-term incentives were underweighted versus the peer group. This rebalancing reflects the Committee's ongoing efforts to deliver appropriate total compensation packages utilizing market competitive components. The redirected values are as follows:

Named Executive Officer	Redirected Merit Funds
J. David Flanery	$36,211
William M. Van Epps	$32,146
Charles W. Schnatter	$20,488
Julie L. Larner	$26,906

Short-Term Cash Incentive Compensation

Our short-term incentive program consists of two plans, each of which provides annual cash payouts to the NEOs upon achievement of performance goals:

  •
  the Management Incentive Plan (MIP) and

  •
  the Domestic Operations Incentive Plan.

  Management Incentive Plan

In 2007, similar to recent years, the primary performance metrics of the MIP were:

  •
  consolidated corporate operating income excluding the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP),

  •
  domestic system-wide comparable sales (average same-store, year-over-year sales), an industry standard used to measure company growth, and

  •
  domestic system-wide comparable transactions, an internal metric used as an indicator of market share growth when considered in conjunction with industry statistics.

BIBP is a special-purpose entity formed at the direction of our Franchise Advisory Council, for the sole purpose of reducing cheese price volatility to domestic system-wide restaurants. We exclude the impact of BIBP in calculating the MIP because BIBP is an independent, franchisee-owned corporation which purchases cheese at the market price and sells it to our distribution subsidiary. The impact on future operating income from the consolidation of BIBP is expected to continue to be significant for any given reporting period due to the noted volatility of the cheese market, but is not expected to be cumulatively significant over time.

Performance targets for each performance metric were set equal to the Company's operating targets contained in the annual budget. In determining each NEO's target incentive awards for 2007, the Compensation Committee considered the market medians of the peer group analysis outlined above. Mr. Travis recommended that targets be reduced to fund an award pool equal to 81% of an individual's short-term target incentive to reflect the bonus dollars available in the annual budget. Also, these plans could not exceed a 200% award pool. The Committee approved these recommendations. In 2007, the incentive awards at 81% of target (expressed as a percentage of base salary) for each NEO were as follows:

Named Executive Officer	Short-Term Target Incentive Award (% of Base Salary)	2007 Budgeted Award (81% of Target Award)	MIP Portion	Domestic Operations Portion
Nigel Travis	100%	81.00%	100%
J. David Flanery	50%	40.50%	100%
William M. Van Epps	75%	60.75%	30%	70%
Charles W. Schnatter	50%	40.50%	100%
Julie L. Larner	50%	40.50%	100%

We derive targets for all components of the performance-based compensation program (operating income, comparable sales, and comparable transactions) from the Board-approved budget and operating plan. Each performance metric target reflects the expected operational outcomes based on the successful execution of the operating plan and the achievement of related Board-approved goals. As an example, over the last five years, the MIP paid the following awards (expressed as percentages of the target award pool):

Plan Year	MIP Award as % of Target
2007	32.00%
2006	72.66%
2005	120.65%(1)
2004	5.80%
2003	0.00%

(1)
For 2005, actual performance metrics yielded a 100.14% award to which the Compensation Committee added $521,000 based upon the Company's financial and operational performance, achievement of key strategic initiatives and a completed transition of the Chief Executive Officer role.

Each NEO's annual incentive award is based on two components. The first component, comprising 80% of the annual award, is determined and payable solely by formula based on the Company's achievement of the pre-established performance targets discussed above. The remaining 20% of the budgeted bonus pool is discretionary and subject to award by the Compensation Committee. The discretionary component is determined independently of the fixed performance component, and is distributed based on the Committee's performance review assessment of the CEO, and, for each NEO other than the CEO, the CEO's performance review assessment of each NEO, and his or her performance relative to other members of the executive team. This results in an allocation process that is cost-neutral to the Company but provides flexibility in tailoring grants to individuals according to their achievements against individual objectives and annual corporate goals.

Actual 2007 results funded an award pool equal to 32.0% of the target award pool. This amount resulted from shortfalls against the Company's plan on each of the three metrics for 2007 listed above. Based on these and other financial and operating results, Mr. Travis' MIP award was paid at 30.6% of his target.

  Domestic Operations Incentive Plan

The performance metrics and award allocation process for the Domestic Operations Incentive Plan were the same as the MIP, except that earnings for the U.S. domestic restaurant business was used instead of consolidated corporate operating income, given the domestic focus of the plan. The Committee based 70% of Mr. Van Epps' aggregate annual incentive award opportunity on domestic operations earnings because, as President, USA, Mr. Van Epps is responsible for domestic restaurant business earnings and the Committee believed it was appropriate to base a portion of his annual incentive award on such results. Actual 2007 results were not sufficient to fund an award pool under the Domestic Operations Incentive Plan. Therefore, Mr. Van Epps received his annual incentive compensation for 2007 based on the MIP portion of the plan, as discussed above, and Mr. Travis recommended an additional discretionary payment to recognize Mr. Van Epps' achievements outside Domestic Operations. The Committee approved $20,000.

Long-Term Incentive Compensation

In 2007, our long-term incentive awards consisted of two components: stock options and performance-based restricted shares (described below). As we discussed in our 2006 Compensation Discussion and Analysis, a third component, performance units, was used from 2005 to 2006 but was discontinued in 2007 due to the resulting accounting volatility in the long-term incentive expense on our quarterly financial statements during the three-year term of the plan and the complexity it brought to the long-term incentive program.

The determination of annual grant value levels is a function of a number of factors considered by the Compensation Committee, including market competitiveness (described above), level of position within the organization, significance of the individual to the Company's strategy and success, and the level of "total direct compensation" deemed to be appropriate for the NEO. The total grants may not exceed the number of shares that remain available for grant under our equity incentive plan.

Stock Options.    We award stock options because they are inherently performance-based, meaning that their value only increases if the market price of our common stock increases.

In addition, stock options provide long-term compensation to our NEOs in the form of additional equity, thus further building a culture of ownership among our executives. Finally, stock options can be a strong executive retention tool.

Beginning with stock option grants in 2005, we require our NEOs to hold any after-tax gain in the form of shares of our common stock realized upon exercise of stock options for additional periods of time. We established the holding periods both to encourage equity ownership as well as to separate the decision to exercise an option from the realization of profit through the exercise. Stock options granted to our executives in 2007 have a three-month holding period requirement. See the discussion below on "Stock Ownership/Retention Guidelines" for our policy on stock ownership.

The Compensation Committee has a goal of moving towards a different balance of cash and long-term incentives over time. In 2007, the Compensation Committee approved Mr. Travis' recommendation to carry over similar grant values from 2006 which, for all NEOs except Mr. Travis, were identified as underweighted for the industry peer group. As noted in the "Base Salary" discussion above, each of the NEOs, with the exception of Mr. Travis, received additional grants of stock options in lieu of an annual salary increase on the same date the 2007 long-term incentive option grants were awarded. These values were then further increased somewhat in an effort to reflect the lost value the salary increases might have represented in future (2008 and beyond) base salary.

Performance-Based Restricted Shares.    In 2007, we granted performance-based restricted shares to our NEOs. These performance-based restricted shares are intended to focus participants on our long-range objectives, while at the same time serving as a retention mechanism. The shares awarded in 2007 have a three-year performance period, with vesting based upon the Company's achievement of compounded annual growth rate (CAGR) of consolidated corporate operating income from continuing operations (excluding the impact of the consolidation of variable interest entities, most significantly BIBP) over the period 2007 through 2009, as follows:

Operating Income CAGR (as defined above)	Award as % of Target
12% or more	100%
10%	50%
5%	33%
Below 5%	No Award
Note: Performance results between these defined levels result in payouts calculated using straight-line interpolation.

Consolidated corporate operating income from continuing operations was selected as we believe it is a key measure of our long-term growth. This measure is also a cornerstone of the Company's strategic plan.

Performance Units.    Performance Units were a third component of the Long-Term Incentive Plan, as discussed above, for 2005 and 2006, but were discontinued in 2007. The 2005 performance unit grant completed its three-year cycle on December 31, 2007. Our performance units paid out in cash at the end of the performance period, with the amount of payout determined based on the Company's total shareholder return against a peer group of companies. For the performance unit awards granted in 2005, the performance/award relationship was as follows:

Relative TSR	Percent of Target Paid
<40th percentile	0%
40th percentile	50%
50th percentile	100%
≥75th percentile	200%

The companies in the peer group for purposes of the performance unit payout calculation were selected by the Compensation Committee's determination of the Company's competitors for capital investment from investors seeking returns from companies in the quick service restaurant industry. The peer group for purposes of our 2005 performance unit grants included all publicly-held restaurant companies listed on The NASDAQ Stock Market and NYSE at the time of grant, as follows:

Applebee's	Jack in the Box
BJ's Restaurants	Krispy Kreme Doughnuts
Bob Evans Farms	Landry's Restaurants
Brinker	Lone Star Steakhouse
BUCA	McDonald's
Buffalo Wild Wings	O'Charley's
California Pizza Kitchen	OSI Restaurant Partners
CBRL Group	Panera Bread
CEC Entertainment	P.F. Chang's
Champps Entertainment	RARE Hospitality
The Cheesecake Factory	Red Robin Gourmet Burgers
CKE Restaurants	Ruby Tuesday
Darden Restaurants	Ryan's Restaurant Group, Inc.
Dave & Buster's Inc.	Sonic
Domino's Pizza	Steak n Shake
Famous Dave's of America	Wendy's
IHOP	Yum! Brands
Note: Peers in bold ceased to exist as independent entities at the close of the performance period and were therefore eliminated from the final analysis.

At the conclusion of the 2005 performance period, our total shareholder return (TSR) was 36.11% which was in the 75th percentile of peer group performance, resulting in a cash award payout of 200%.

Named Executive Officer	2005-2007 Performance Unit Award
Nigel Travis	$845,564
J. David Flanery	$138,360
William M. Van Epps	$184,480
Charles W. Schnatter	$138,360
Julie L. Larner	$138,360

Long-Term Incentive Compensation of Mr. Travis.    We entered into a five-year employment agreement with Mr. Travis on January 31, 2005, which sets forth his long-term incentive awards. The agreement provides for an annual grant of options to purchase 170,000 shares, an additional annual grant of up to 40,000 stock options, representing two times the number of shares of our common stock purchased or owned by Mr. Travis and designated under the Company's executive incentive compensation program, and an annual award of 20,000 performance units. Under the agreement, all shares received upon exercise of stock options awarded under the employment agreement, net of payment of option price and applicable taxes, commissions and fees, must be held for at least one year following exercise.

The Company and Mr. Travis agreed to amend his employment agreement on May 9, 2007 to align his long-term incentive compensation with the changes made to the components and terms of the Company's long-term incentive plan for other executives, as previously described. Under the employment agreement, as amended, Mr. Travis will no longer receive annual performance unit grants, but will participate in the performance-driven restricted stock plan with annual grants of 20,000 shares. Also, it was agreed that future stock option grants would require a three-month holding period (reduced from one-year in the original agreement) and would include a three-year graded vesting schedule (formerly a two-year cliff vest).

  Equity Grant Practices

In December 2006, our Compensation Committee adopted a policy for making the annual executive equity grant at the Compensation Committee meeting coinciding with our annual meeting of stockholders. Under this policy, the date of the grant is the date of Compensation Committee approval of the award. This policy was implemented to provide greater definition and controls for the annual equity grant process. The exercise price of each stock option awarded is the closing price of our common stock on The NASDAQ Stock Market on the date of grant.

Stock Ownership/Retention Guidelines

Stock ownership by our NEOs is a key component of our compensation objectives and fosters our culture of ownership. We believe that executive ownership of our stock demonstrates to other investors that our executives have a significant stake in the Company and its future. The current ownership multiples are based on a report prepared by Hewitt Associates for the Compensation Committee in 2005 which identified the following levels as the prevailing practice within the peer group reviewed by the Committee:

Level	Ownership Guideline as a Multiple of Base Salary
Chief Executive Officer	5.0×
President, USA; President, International	3.0×
Key Staff and Business Unit Executives	1.5×
Other Key Positions	1.0×

Specifically applied to the NEOs, the ownership guidelines are:

NEO	Title	Guideline (x)	Guideline ($)
Nigel Travis	President and Chief Executive Officer	5.0x	$3,929,200
J. David Flanery	Senior Vice President, Chief Financial Officer and Treasurer	1.5x	$600,000
William M. Van Epps	President, USA	3.0x	$1,545,000
Charles W. Schnatter	Senior Vice President and Chief Development Officer	1.5x	$584,344
Julie L. Larner	Senior Vice President and President, PJ Food Service, Inc.	1.5x	$571,650

The NEOs have five years from becoming subject to the ownership requirement to achieve the ownership level, with annual progress as follows: Year 1 - 10%; Year 2 - 25%; Year 3 - 45%; Year 4 - 70%; and Year 5 - 100%.

Ownership levels at any particular time are calculated based on the purchase price of shares owned or the actual price on the measurement date, whichever is higher. The following are considered to be valid sources of ownership for measurement purposes:

  •
  all stock personally or otherwise beneficially owned directly,

  •
  all stock equivalent units held in our nonqualified deferred compensation plan,

  •
  all stock held in a 401(k) account or other qualified retirement account, such as an IRA and

  •
  the net value (gross sale price, less option exercise price) of shares subject to vested, but unexercised, stock options.

The Compensation Committee reviews the Stock Ownership Guidelines on an annual basis when considering any annual equity grant. The annual ownership review occurred in conjunction with the annual consideration of any broad-based equity grants in 2007, conducted at the May 9 meeting of the Compensation Committee, just prior to the 2007 Annual Meeting of Stockholders, in accordance with policy. At that time, all of the NEOs met or exceeded the guidelines. In addition to this regular review, the Compensation Committee is apprised of ownership level achievements through periodic reports shared during Compensation Committee meetings. During 2007, the Committee also endorsed changes in the 2008 short-term incentive programs which give the Committee the discretion to award any portion of resulting payouts in the form of restricted stock, instead of cash, in the event a participant fails to comply with the guidelines.

Tax and Accounting Policies

Deductibility of compensation expense under IRC Section 162(m) has not been a material consideration for our Compensation Committee to date due to the levels and types of compensation we pay. However, in the future, we expect IRC Section 162(m) deductibility may play a greater role if compensation expenses regularly begin to exceed $1,000,000 for our most highly compensated executives. As a result, a list of potential incentive plan performance objectives is included in the proposed 2008 Omnibus Incentive Plan that is subject to the approval of our stockholders at the Annual Meeting in order to qualify for 162(m) deductibility. These performance objectives are described under "Item 3, 2008 Omnibus Incentive Plan."

We expense the cost of employee stock options in accordance with the fair value method contained in Statement of Financial Accounting Standards ("SFAS") No. 123(R), "Accounting and Disclosure of Stock-Based Compensation." We recorded stock-based compensation expense of $4.9 million in 2007, $4.7 million in 2006 and $2.4 million in 2005. As a result, the expense related to equity compensation has been and will continue to be a material consideration in our overall compensation program design.

Changes for Fiscal 2008 Annual Incentive Compensation Plan

In early 2008, the Compensation Committee determined that the performance metrics of our MIP and Domestic Operations Incentive Plan will continue to include corporate operating income, domestic system-wide comparable sales, and domestic system-wide comparable transactions. In addition, "Food, Labor & Mileage" (FLM), an internal measure of store-level profitability, was approved by the Committee as an additional performance metric of our MIP and Domestic Operations Incentive Plan due to its alignment with our franchisees and focus on store-level fundamentals.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2007 and in this Proxy Statement.

COMPENSATION COMMITTEE
F. William Barnett, Chairman Norborne P. Cole, Jr. Olivia F. Kirtley Alexander W. Smith

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for each of the last two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compen- sation ($)(4)(5)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(6)	Total ($)
Nigel Travis(7) President and Chief Executive Officer	2007 2006	781,368 754,231	— —	105,529 —	1,514,691 1,962,428	1,085,717 552,216	— —	19,444 1,432	3,506,749 3,270,307
J. David Flanery Senior Vice President, Chief Financial Officer and Treasurer	2007 2006	400,000 394,231	— —	32,640 10,912	171,528 110,929	202,360 156,256	— —	3,330 2,246	809,858 674,574
William M. Van Epps President, USA(8)	2007 2006	515,000 512,116	20,000 —	28,009 7,415	145,577 104,474	221,560 274,519	— —	23,161 22,746	953,307 921,270
Charles W. Schnatter Senior Vice President and Chief Development Officer	2007 2006	389,563 387,381	— —	17,213 7,415	88,150 88,961	200,690 138,222	— —	4,725 3,300	700,341 625,279
Julie L. Larner Senior Vice President and President, PJ Food Service, Inc.	2007 2006	381,100 378,966	— 30,000	18,374 7,415	94,545 91,629	199,336 135,763	— —	3,826 2,281	697,181 646,054

(1)
Pursuant to SEC reporting requirements, Mr. Van Epps was the only named executive officer to receive a payment that would be classified as a "bonus" payment for the fiscal year ended December 30, 2007. This was in recognition of his achievements, outside of the U.S. Domestic Operations Plan, since our U.S. Domestic Operations Plan was not funded based upon the Company's performance during 2007. For the fiscal year ended December 31, 2006, Ms. Larner received a payment in recognition of unbalanced quarterly weightings in her 2005 short-term incentive plan.

(2)
The amounts in the Stock Awards column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 30, 2007, and December 31, 2006, respectively, in accordance with SFAS 123(R), related to performance-based restricted shares granted in 2006 and 2007, the first two years of the program, other than the exclusion of any estimates of forfeitures relating to service-based vesting. Assumptions used in the calculation of these amounts are included in Footnote 20 to the Company's audited financial statements for the fiscal years ended December 30, 2007, and December 31, 2006, respectively, included in the Company's Annual Report on Form 10-K.

(3)
The amounts in the Option Awards column reflect the dollar amount recognized for financial statement reporting purposes for each respective fiscal year relating to stock options granted in and prior to 2006 and 2007, respectively, determined in accordance with SFAS 123(R), other than the exclusion of any estimates of forfeitures relating to service-based vesting. Assumptions used in the calculation of this amount are included in Footnote 20 to the Company's audited financial statements for the fiscal year ended December 30, 2007 and December 31, 2006, respectively, included in the Company's Annual Report on Form 10-K.

(4)
The amounts in the Non-Equity Incentive Plan Compensation column for 2007 are payments earned by the named executive officer pursuant to the 2005 performance units grant based on performance for the three-year period ended December 31, 2007, as determined by the Compensation Committee and paid on February 1, 2008 ($845,564 for Mr. Travis, $138,360 for Mr. Flanery, $184,480 for Mr. Van Epps, $138,360 for Mr. Charles Schnatter and $138,360 for Ms. Larner); and pursuant to the MIP and, to the extent not deferred by the executive, paid on March 14, 2008 ($240,153 for Mr. Travis, $64,000 for Mr. Flanery, $37,080 for Mr. Van Epps, $62,330 for Mr. Charles Schnatter and $60,976 for Ms. Larner). All amounts for 2006 were payouts pursuant to the MIP.

(5)
No values from the performance unit grants made to named executive officers in 2006 are included in the Non-Equity Incentive Plan Compensation column since this is a three-year, performance-based incentive plan, resulting in cash awards being made based on the achievement of performance against a peer group of companies at the end of the three-year period. Therefore, the final awards, if any, under those grants will not be determined until the conclusion of the 2006-2008 performance period and will be reported at such time.

(6)
Amounts in the All Other Compensation column represent the amount of the Company's matching contribution to the named executive officer's account in the Company's 401(k) Plan; and, in addition for Mr. Travis, the Company paid personal travel expenses of $14,719 in 2007; and, in addition, for Mr. Van Epps, payments to him of $20,000 on August 16, 2006 and April 20, 2007, as provided in his employment agreement discussed below, for the purchase of additional disability insurance.

(7)
On January 31, 2005, the Company entered into an employment agreement with Mr. Travis for a term of five years, unless terminated earlier in accordance with its provisions. The agreement provided for base annual salary of $730,000, and bonus targeted at 100% of salary, with a maximum payout of 190% of salary. The Compensation Committee increased Mr. Travis' base annual salary by 4.1%, to $760,000 effective March 6, 2006, and an additional 3.4%, to $785,840, effective March 5, 2007, as a result of the annual merit review process. The Compensation Discussion and Analysis above includes a description of Mr. Travis' long-term incentive awards provided for under the employment agreement, as amended May 9, 2007. The employment agreement provides for other standard benefits offered by the Company to its employees from time to time.

(8)
On November 1, 2007, the Company entered into a new employment agreement with Mr. Van Epps, for a period commencing November 1, 2007 and continuing until December 31, 2008, unless terminated earlier in accordance with its terms. The agreement provides for a base annual salary of $515,000 and eligibility for payments under the terms and conditions of our short-term and long-term incentive compensation programs, as well as other standard benefits offered by the Company to its employees from time to time.

Grants of Plan-Based Awards

The following table presents information with respect to the grants of plan-based awards made by the Company to each of its named executive officers during the fiscal year ended December 30, 2007.

Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Nigel Travis(5)	(1-A) 5/9/2007 5/9/2007	— — —	785,840 — —	1,493,096 — —	— 6,600 —	— 20,000 —	— — —	— — 170,000	— — 33.92	— 678,400 1,547,867
J. David Flanery	(1-A) 5/9/2007 5/9/2007 8/8/2007	— — — —	200,000 — — —	440,000 — — —	— 1,871 — —	— 5,669 — —	— — — —	— — 20,153 7,240	— — 33.92 25.39	— 192,292 183,495 48,040
William M. Van Epps	(1-A) (1-B) 5/9/2007 5/9/2007	— — —	115,875 270,375 — —	254,925 594,825 — —	— — 1,636 —	— — 4,957 —	— — — —	— — — 17,622	— — — 33.92	— — 168,141 160,450
Charles W. Schnatter	(1-A) 5/9/2007 5/9/2007	— — —	194,781 — —	428,519 — —	— 961 —	— 2,911 —	— — —	— — 10,349	— — 33.92	— 98,741 94,229
Julie L. Larner	(1-A) 5/9/2007 5/9/2007	— — —	190,550 — —	419,210 — —	— 1,033 —	— 3,131 —	— — —	— — 11,128	— — 33.92	— 106,204 101,322

(1)
The amounts in the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards columns represent (A) plan awards pursuant to our annual MIP for the period commencing January 1, 2007; and (B) plan awards pursuant to our annual Domestic Operations Incentive Plan for the period commencing January 1, 2007 for Mr. Van Epps. In the table above, in the applicable row, plan awards pursuant to the MIP are noted as footnote "1-A" and plan awards pursuant to the Domestic Operations Incentive Plan are noted as footnote "1-B." Awards under the MIP can be reduced from "Target" down to $0, depending upon the Company's performance. For the actual amounts paid to the NEOs pursuant to the MIP during 2007, see the Non-Equity Incentive Plan column of the Summary Compensation Table above.

(2)
The amounts in the Estimated Future Payouts Under Equity Incentive Plan Awards represent grants of performance-based restricted stock, issued pursuant to our 1999 Team Member Stock Ownership Plan ("1999 Plan"). The "Target" award is also the maximum number of shares that a participant may receive. The ultimate award size will be determined as discussed in "Compensation Discussion and Analysis" above. In the event that the Company were to pay dividends to holders of its common stock, recipients of the performance-based restricted stock would have the right to deferred dividends until the restrictions lapse. The 2007 restricted stock grant vests on May 9, 2010 (three years after the date of grant).

(3)
The May 9, 2007 stock option grants, made under the 1999 Plan, vest on a graded schedule: 1/3 vest on May 9, 2008; 1/3 vest on May 9, 2009; 1/3 vest on May 9, 2010. The August 8, 2007 stock option grant, made to David Flanery under the 1999 Plan, vests on a graded schedule: 1/3 vest on August 8, 2008; 1/3 vest on August 8, 2009; 1/3 vest on August 8, 2010.

(4)
The amounts in the Grant Date Fair Value of Stock and Option Awards column represent the full grant date fair value of each stock option award ($9.1051 per May 9 option and $6.6353 per August 8 option) and performance-based restricted share target award ($33.92 per restricted share), as computed in accordance with SFAS 123(R).

(5)
Mr. Travis' 2007 awards were determined by his January 31, 2005 (as amended May 9, 2007) employment agreement, which sets forth the percentage of his base salary that will represent his MIP target, the number of stock options to be awarded and the number of performance-based restricted shares to be awarded at "Target."

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards at 2007 fiscal year-end for the Company's named executive officers.

	Option Awards				Stock Awards
					Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Number of Securities Underlying Unexercised Options
Name			Exercise Price ($)	Expiration Date (1)
	(#) Exercisable	(#) Unexercisable
Nigel Travis	31,780 165,570 265,570 — —	— — — 170,000 170,000	16.09 16.09 17.98 32.65 33.92	1/31/2010 1/31/2010 3/15/2010 4/19/2011 5/9/2012	— — — — 10,000	— — — — 226,500
J. David Flanery	10,000 35,000 19,602 18,984 2,764 1,824 — — —	— — — — — — 17,544 20,153 7,240	19.56 11.81 11.28 17.98 20.00 24.55 32.65 33.92 25.39	12/15/2008 12/23/2009 2/16/2011 3/15/2010 6/3/2010 9/8/2010 4/19/2011 5/9/2012 8/8/2012	— — — — — — — 752 2,835	— — — — — — — 17,033 64,213
William M. Van Epps	12,000 3,172 2,570 20,000 1,076 — —	— — — — — 17,028 17,622	12.73 13.94 16.70 17.98 20.00 32.65 33.92	9/24/2011 3/28/2012 6/28/2012 3/15/2010 6/3/2010 4/19/2011 5/9/2012	— — — — — 511 2,479	— — — — — 11,574 56,149
Charles W. Schnatter	26,000 — —	— 9,365 10,349	17.98 32.65 33.92	3/15/2010 4/19/2011 5/9/2012	— 511 1,456	— 11,574 32,978
Julie L. Larner	10,000 20,000 26,000 — —	— — — 10,217 11,128	19.56 11.81 17.98 32.65 33.92	12/15/2008 12/23/2009 3/15/2010 4/19/2011 5/9/2012	— — — 511 1,566	— — — 11,574 35,470

(1)
The following table lists the vesting dates for all unexercisable stock options based on their corresponding expiration date:

Expiration Date	Vesting Date(s)
4/19/2011	4/19/2008
5/9/2012	5/9/2008	5/9/2009	5/9/2010
8/8/2012	8/8/2008	8/8/2009	8/8/2010
(2)
Unearned and unvested performance-based restricted shares vest, if at all, for the 752 shares listed for Mr. Flanery and the 511 shares listed for Mr. Van Epps, Mr. Schnatter and Ms. Larner on April 19, 2009, and for all other shares listed, on May 9, 2010. The ultimate award size will be determined in accordance with the 1999 Plan as discussed in the Compensation Discussion and Analysis section.

(3)
As discussed in the Compensation Discussion and Analysis section, the performance-based restricted shares have a three-year performance period, with vesting determined upon the Company's compounded annual growth rate (CAGR) performance. At December 30, 2007, our CAGR was above the 5% threshold or a 33% payout, thus the next CAGR measurement target of 10% or a 50% payout was used in the calculation above.

(4)
Value determined by multiplying the threshold number of performance-based restricted shares by the closing market price of our common stock on December 28, 2007, $22.65.

Option Exercises and Stock Vested

The following table sets forth information with respect to stock options exercised by our named executive officers during the 2007 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Nigel Travis(2)	202,650	2,754,039	—	—
J. David Flanery(2)	10,000	88,618	—	—
William M. Van Epps	—	—	—	—
Charles W. Schnatter	—	—	—	—
Julie L. Larner	20,000	204,172	—	—

(1)
Value realized calculated based on the difference between the market price of our common stock on the date of exercise and the option exercise price, multiplied by the number of shares exercised.

(2)
All 202,650 and 10,000 options exercised by Mr. Travis and Mr. Flanery, respectively, were pursuant to a 10b5-1 trading plan. No other named executive officers exercised options utilizing a trading plan.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Nigel Travis	126,118	—	(18,180)	—	823,367
J. David Flanery	216,000	—	37,056	—	1,647,937
William M. Van Epps	37,166	—	(3,824)	—	21,926
Charles W. Schnatter	132,452	—	71,701	—	1,017,459
Julie L. Larner	152,440	—	46,685	—	779,820

(1)
The amounts in the Executive Contributions in Last Fiscal Year column represent amounts disclosed in the Summary Compensation Table above, as follows: (i) for Mr. Travis, $78,087 of salary, and $48,031 of 2007 annual incentive compensation paid in 2008; (ii) for Mr. Flanery, $200,000 of salary, and $16,000 of 2007 annual incentive compensation paid in 2008; (iii) for Mr. Van Epps, $25,750 of salary, and $11,416 of 2007 annual incentive compensation paid in 2008; (iv) for Mr. Charles Schnatter, $116,869 of salary, and $15,583 of 2007 annual incentive compensation paid in 2008; and (v) for Ms. Larner, $152,440 of salary.

(2)
The amounts in the Aggregate Balance at Last Fiscal Year End column, other than earnings on deferred compensation, have all been previously disclosed in Summary Compensation Tables in our prior proxy statements or in note (1) above.

Eligibility for participation in the nonqualified deferred compensation plan is limited to a select group of management or highly compensated employees (within the meaning of ERISA) who are specifically designated as eligible to participate by our Chief Executive Officer or another officer authorized to make those determinations, including our named officers.

Participants can defer up to 100% of their base salary and up to 100% of their short-term incentive award payments into the nonqualified deferred compensation plan each calendar year (the "plan" year). For benchmarking purposes, the plan provides that participant accounts are deemed to be invested in one or more publicly traded mutual funds or our common stock. Participants may direct the investment of their accounts among the options made available under the plan, and can change their investment options (except notional company stock) on any business day. Deferral elections may be changed once per calendar year, generally in December, and such changes are effective for compensation earned in the following year.

We pay certain administrative costs of the plan, but we did not otherwise contribute to participant nonqualified deferred compensation accounts in 2007. We chose to adopt and modify this plan as it benefits the participants and contributes to the attractiveness of our overall compensation program with minimal cost.

Beginning with the 2008 plan year, participants may elect, prior to the beginning of the plan year, to transfer an amount of that year's deferrals equal to the maximum allowable 402(g) deferral for the year into their 401(k) account. This transfer is made via the 401(k) wrap transfer feature, and takes place early in the following year. In addition, we match the amounts transferred (plus any deferrals up to the 402(g) limit that could not be transferred due to IRS limitations that apply to the 401(k) Plan) by the same discretionary match percentage announced for the 401(k) Plan for the plan year.

Change in Control and Termination Payments

We have no pre-determined executive severance or change in control programs applicable to our named executive officers beyond those provided generally to our salaried employees or as provided with respect to vesting in our equity plans, as generally described below, and in employment agreements with Mr. Travis and Mr. Van Epps.

Equity Plan Provisions

Under the terms of our 1999 Plan and our 1993 Stock Ownership Incentive Plan (1993 Plan), upon a change in control (as defined below), (i) any then-outstanding stock options held by participants will become fully vested and immediately exercisable; (ii) any restrictions and other conditions pertaining to restricted stock, including but not limited to vesting requirements, will lapse and those shares will be immediately transferable and no longer subject to forfeiture; and (iii) any then-outstanding performance units will become fully vested and immediately payable in an amount equal to the greater of the maximum amount payable under the performance unit, multiplied by a percentage equal to the percentage that would have been earned assuming the rate at which the performance goals had been achieved as of the date of the change in control continued until the end of the performance period, or the maximum payable under the performance unit multiplied by the percent of the performance period completed as of the time of the change in control.

In addition, if a named executive officer is terminated for cause (as defined below), then all outstanding options under our equity plans, whether or not exercisable, will terminate immediately. If the named executive officer is terminated for any reason other than for cause, death, disability or retirement, to the extent then outstanding options are exercisable and subject to the provisions of the relevant option agreement, the options may be exercised by the officer or his personal representative within 60 days after the date of termination in the case of the 1999 Plan, or 90 days after the date of termination in the case of the 1993 Plan. In the event of retirement, a named executive officer may exercise exercisable options within one year after the date of retirement. In the event of a named executive officer's death or disability while employed by the Company, all then outstanding options become fully vested and immediately exercisable, and may be exercised at any time within one year after the date of death or determination of disability.

Under the 1999 Plan, if a named executive officer's employment is terminated for any reason other than death or disability prior to the expiration of the restriction period applicable to shares of restricted stock, the shares will be immediately forfeited and returned to us. In the event of death or disability prior to the expiration of the restriction period, any restrictions or other conditions, including vesting requirements, will immediately lapse. Under the 1999 Plan, if a named executive officer's employment is terminated for any reason other than death, disability or retirement, the performance units held by the officer will terminate. In the event of disability, retirement or death prior to the expiration of the performance period for performance units, the 1999 Plan generally provides for a prorated payout after the end of the performance period in the case of disability or retirement, or after the end of the next ending performance period in the case of death.

The following table is intended to reflect projected potential payouts under our equity plans and employment agreements, other than those available generally on a nondiscriminatory basis to all salaried employees. The table provides for a range of potential separation events for each of the named executive officers, calculated as if the separation event occurred on December 30, 2007. The actual amounts to be paid can only be determined at the time of the actual event.

Name	Change in Control(1) ($)		Involuntary (Not for Cause) Termination ($)(2)		Retirement ($)	Death/Disability ($)
Nigel Travis
Salary	785,840	(3)	785,840	(3)	—	—
Stock Options(4)	2,537,143		2,537,143		2,537,143	2,537,143
Restricted Stock(5)	453,000		—		—	453,000
Performance Units(6)	—		—		—	—

Totals:	3,775,983		3,322,983		2,537,143	2,990,143
J. David Flanery
Salary	—		—		—	—
Stock Options(4)	729,121		729,121		729,121	729,121
Restricted Stock(5)	162,468		—		—	162,468
Performance Units(6)	—		—		—	—

Totals:	891,589		729,121		729,121	891,589
William M. Van Epps
Salary	—		515,000	(7)	—	—
Stock Options(4)	258,389		258,389		258,389	258,389
Restricted Stock(5)	135,424		—		—	135,424
Performance Units(6)	—		—		—	—

Totals:	393,813		773,389		258,389	393,813
Charles W. Schnatter
Salary	—		—		—	—
Stock Options(4)	121,550		121,550		121,550	121,550
Restricted Stock(5)	89,082		—		—	89,082
Performance Units(6)	—		—		—	—

Totals:	210,632		121,550		121,550	210,632
Julie L. Larner
Salary	—		—		—	—
Stock Options(4)	369,175		369,175		369,175	369,175
Restricted Stock(5)	94,065		—		—	94,065
Performance Units(6)	—		—		—	—

Totals:	463,240		369,175		369,175	463,240

(1)
Generally, pursuant to the plans and agreements, a change of control is deemed to occur if any person acquires 50% or more of the Company's voting stock; if three or more members of the Board cease to be Directors (unless any replacement director is elected by a vote of either at least 75% of the remaining directors, or of at least 75% of the shares entitled to vote on such replacement); approval by our stockholders of a merger or consolidation of the Company which would result in the stock of the Company outstanding immediately prior to the merger not continuing to represent at least 50% of the voting stock outstanding immediately after the merger or consolidation; or a complete liquidation or sale of all or substantially all of the assets of the Company.

(2)
Termination for cause is generally defined under the equity plans as failure to render services to the Company amounting to gross neglect or insubordination, fraud or embezzlement, conviction of a felony or failing to contest a felony prosecution. Termination for cause under the employment agreements is generally defined as termination based on indictment or conviction of any felony or certain misdemeanors, acts or omissions involving willful misconduct, fraud or embezzlement, inability to perform duties in the Louisville, Kentucky area, failure to operate substantially within budget, or a material breach of the agreement.

(3)
Under Mr. Travis' employment agreement, in the event the Company terminates his employment without cause, or he terminates his employment for good reason (including a change in control), Mr. Travis is entitled to receive severance in the amount of two year's base salary if termination occurs within the first three years of employment, and one year's base salary if termination occurs after three years of employment. The values for Mr. Travis in the table above reflect one year's base salary, as his third year of employment for this purpose commenced on January 31, 2008.

(4)
Assumed stock option value based on $22.65 per share, the closing price of our common stock at fiscal year end, less the exercise price per share.

(5)
Assumed 2006 performance-based restricted stock grant awarded at target in cases of change-in-control and death/disability. Assumed values were calculated at $22.65 per share with the following grants: Mr. Flanery, 1,504 shares; Mr. Van Epps, 1,022 shares; Mr. Charles Schnatter, 1,022 shares; and Ms. Larner, 1,022 shares.

  Assumed 2007 performance-based restricted stock grant awarded at target in cases of change-in-control and death/disability. Assumed values were calculated at $22.65 per share with the following grants: Mr. Travis, 20,000 shares; Mr. Flanery, 5,669 shares; Mr. Van Epps, 4,957 shares; Mr. Charles Schnatter, 2,911 shares; and Ms. Larner, 3,131 shares.

(6)
The 2005 performance unit grant with a performance period ending December 31, 2007 was paid in February 2008 and is reflected in the Summary Compensation Table, and is therefore not included in the table above. Assumed 2006 performance unit grant valued at no payout based on ranking below the 40th percentile at 2007 fiscal year end.

(7)
Under his employment agreement, in the event of employment termination without cause, Mr. Van Epps is entitled to receive an amount equal to the greater of the base salary under the terms of the agreement or $515,000.

Director Compensation

We pay four primary components of compensation to our non-management directors: an annual cash retainer, meeting fees, committee chair fees, and stock options. In addition, Board members may from time to time receive fees for service on ad hoc committees. Within five years of their election to the Board of Directors, all non-management directors are required to hold five times the standard annual cash retainer of $35,000, or $175,000, in our common stock. Mr. Barnett, Mr. Cole, Ms. Kirtley, Mr. Oney, Mr. Schnatter, and Mr. Street have attained the required ownership level. Mr. Guarascio has until 2008, Mr. Hatab has until 2011, Mr. Smith has until 2012 and Mr. Thompson has until 2013 to attain the required level.

In 2007, Mercer Human Resource Consulting reviewed market competitiveness for all of the components of our director compensation program. Based on their recommendations, we established 2007 director compensation levels. In analyzing director compensation, the Compensation Committee looked at a peer group that was substantially similar to the one used for management as well as an alternative peer group of similarly sized companies in other industries to provide a broader basis for comparison which more properly reflected the marketplace for directors.

Members of Company management who also serve as members of the Board of Directors are not eligible for compensation for their service in their capacity of director. The following table sets forth the types and amounts of compensation paid to our non-management directors, other than our Founder Chairman, John Schnatter, who is compensated solely with stock options, as described above:

Annual Retainer:	Standard	$35,000
	Audit Committee Chair—additional	$15,000
	Other Committee Chair—additional	$10,000
	Lead Director—additional	$20,000
Meeting Fees:	Board meeting	$ 2,000
	Telephonic attendance at in-person Board meeting	$ 1,000
	Committee meeting	$ 1,500
	Telephonic attendance at in-person Committee meeting	$ 750
Annual Stock Option Grant(1)	Standard	10,917 shares
	Lead Director	16,322 shares
	Founder Chairman	64,856 shares

(1)
Stock options granted to directors in 2007 have a five-year term with cliff vesting on the second anniversary of the grant date. The annual stock option grant award level is determined annually by the Board of Directors.

Non-management directors also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with their Board or committee service.

The following table sets forth the compensation paid to directors during 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
F. William Barnett	116,500	95,866	—	212,366
Norborne P. Cole Jr.	131,250	111,877	—	243,127
Philip Guarascio	73,250	95,866	—	169,116
John O. Hatab	70,000	71,775	—	141,775
Olivia F. Kirtley	126,000	95,866	—	221,866
Wade S. Oney	61,750	99,235	—	160,985
John H. Schnatter	—	192,116	—	192,116
Alexander W. Smith (2)	28,569	20,281	—	48,850
William M. Street	90,500	95,866	—	186,366

(1)
The full grant date fair value of the 2007 option awards to non-employee directors other than Mr. John Schnatter was $101,023 per director (with the exception of Mr. Smith, whose value was $78,858 due to the pro rata award granted on his first day as a director) or $9.25 per option (Black-Scholes value). The full grant date fair value of the 2007 director grant to Mr. John Schnatter was $600,000, or $9.25 per option (Black-Scholes value). The amounts in the Option Awards column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 30, 2007, in accordance with SFAS 123(R) of awards pursuant to the 2003 Stock Option Plan for Non-Employee Directors and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of this amount are included in Footnote 20 to the Company's audited financial statements for the fiscal year ended December 30, 2007 included in the Company's Annual Report on Form 10-K. The amount in the Option Awards column for Mr. Oney reflects the fact that he terminated Company employment and commenced service as a non-employee director on June 22, 2005, and his compensation as a director commenced at that time, which resulted in a prorated grant for that year. The following chart sets forth unvested option awards granted under the 2003 Stock Option Plan for Non-Employee Directors ("Director Plan") held by each director in the table above as of December 30, 2007.

Name	Number of Unvested Options
F. William Barnett	22,206
Norborne P. Cole, Jr.	27,611
Philip Guarascio	22,206
John O. Hatab	20,325
Olivia F. Kirtley	22,206
Wade S. Oney	22,206
John H. Schnatter	64,856
Alexander W. Smith	10,007
William M. Street	22,206

In addition to the unvested options under the Director Plan listed above, Mr. John Schnatter has 25,542 unvested options under our 1999 Plan. All vested options held by the non-management directors have been exercised, except for Mr. John Schnatter, who has 185,000 vested options remaining exercisable under the 1999 Plan.

(2)
Alexander W. Smith became a director on June 21, 2007. Amounts in the Fees Earned or Paid in Cash column reflect Mr. Smith's pro rata portion of the annual retainer and meeting fees.

The Compensation Discussion and Analysis above contains a description of the change in status of Mr. John Schnatter from Executive Chairman to Founder Chairman in 2007. The $192,116 option award value above reflects the SFAS 123(R) value of his annual director grant. The Summary Compensation Table information for his compensation while acting in the capacity of Executive Chairman for part of 2007 is as follows:

Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
228,462	—	11,579	148,062	—	—	—	388,103

The elements of compensation for Mr. John Schnatter noted above were pursuant to the programs described in the Summary Compensation Table for the named executive officers above, and the accompanying footnotes thereto correspond to the footnotes above. Mr. John Schnatter's performance unit awards described in notes 4 and 5 to the Summary Compensation Table were forfeited upon his change in status, but his stock options and restricted stock were not affected by his change in status.

In addition, for 2007, a nonqualified deferred compensation plan was available to all of our directors. Directors can elect to defer their annual retainers and meeting fees (up to 100%) into a deferred compensation plan that offers deemed investments in certain publicly-available mutual funds or our common stock, as is the case for our executives and other eligible employees. We do not contribute to director accounts in the deferred compensation plan, but do pay certain administrative costs of the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, comprised entirely of independent, non-management directors, is responsible for establishing and administering the Company's policies involving the compensation of its executive officers. No employee of the Company serves on the Compensation Committee. The Committee members have no interlocking relationships as defined by the SEC.

Approval of Related Person Transactions

Generally

Under our Related Party Transaction Policies and Procedures, the Audit Committee will review the material facts of all transactions with related persons that require the Audit Committee's approval and either approve or disapprove of the entry into the transaction. Advance Audit Committee approval is generally required for such transactions; however, if advance Audit Committee approval is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified at its next regularly scheduled meeting or, if not ratified, the appropriate action taken as determined by the Audit Committee. In determining whether to approve or ratify such a transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction. The policy sets forth certain categories of transactions that have standing approval, which include transactions that are deemed not to involve a direct or indirect material interest on behalf of the related person. In addition, the Board of Directors has delegated to the Chair of the Audit Committee the authority to pre-approve or ratify (as applicable) a transaction with a related party in which the aggregate amount involved is expected to be less than $1 million computed in accordance with Item 404 of Regulation S-K.

Many transactions that constitute related person transactions are ongoing and some arrangements predate any relationship with the director or officer or predate the director's or officer's relationship with the Company. When a transaction is ongoing, any amendments or changes are reviewed for reasonableness and fairness to the Company.

Procedures for Identifying Possible Related Person Transactions

On an annual basis, each director, nominee for director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. The Company then compiles a list of all such persons and entities, including all subsidiaries of the entities identified. Once the list of persons and entities has been compiled, it is distributed within the Company to identify any potential transactions. The Company's accounting department compares the list to its records of Company payables and receivables.

All ongoing transactions, along with payment and receipt information, are compiled for each person and entity. The information is reviewed by our Chief Financial Officer, and any related person transaction identified through this process is presented to the Audit Committee in order to obtain approval or ratification of the transactions and to the Corporate Governance and Nominating Committee for review in connection with its recommendations to the Board on the independence determinations of a director or director nominee.

The Audit Committee and the Board also have approved a written policy regarding transactions that may occur between the Company and an entity in which Mr. John Schnatter has an investment. The purpose of that policy is to ensure that any goods or services which that entity may obtain or purchase from the Company will be at fair market value, or for services for which a fair price is not readily determinable, to ensure that each proposed service or transaction will be approved on a case by case basis for its entire fairness. The Company periodically reports to the Audit Committee regarding compliance with this policy. No such goods or services of the Company have been obtained or purchased by that entity.

Special Procedures for Franchisee Relationships

The Audit Committee and the Board have adopted special policies and procedures for consideration of restaurant development, acquisition and disposition transactions involving franchisees in which directors or executive officers of the Company, or their immediate families, have significant ownership, generally defined as ten percent or more. Under the policy, the Audit Committee ultimately must consider and determine whether to approve or disapprove any subject transaction involving a related party. Proposed acquisitions and dispositions of restaurants involving the Company and related parties must be evaluated in light of an appraisal by a reputable, disinterested third party. With respect to proposed new development by related parties, if the Company declines to exercise its right of first refusal, the policy requires that the opportunity be made available to qualified franchisees without related-party ownership. Similarly, with respect to a proposed acquisition of a restaurant by a related party from another franchisee, if the Company declines to exercise its right of first refusal, the Company must consider making recommendations concerning possible alternative, nonrelated-party franchisee parties. Finally, the policy requires that any proposed disposition of a restaurant by a related party to another franchisee must be disclosed to the Audit Committee, and must be approved by the Audit Committee if the proposed transaction includes any consideration by or from the Company outside the ordinary course of business with other franchisees. The Audit Committee has also used the procedures set forth in this policy to review the Company's transactions with Hampton Airways, Inc., discussed under "Transactions with Related Persons" below.

Transactions with Related Persons

This section describes certain transactions during the fiscal year ended December 30, 2007 that involved directors and executive officers of the Company and their affiliates.

Franchise and Development Arrangements

Executive officers and directors of the Company hold equity interests in entities that are franchisees of the Company, as described in the table below. Some of those individuals acquired their interests before the Company's 1993 initial public offering, and some of the entities in which they hold interests acquired development rights at reduced development fees and also pay a reduced franchise fee when each restaurant is opened. We have since entered into additional franchise and development agreements with non-employee directors and executive officers of the Company and entities in which they have equity interests, and may continue to do so in the future. Under the Company's policy governing transactions with related-person franchisees, which is described above, any such franchise arrangements we enter into in the future will be on terms no more favorable to directors and officers than with independent third parties.

The following table describes franchise and development arrangements during 2007 between the Company and entities in which the Company's executive officers and directors, as well as their immediate family members, had an equity interest as of the end of the fiscal year, except as otherwise noted, and the amount of royalties and franchise and development fees earned by or paid to the Company from those entities during 2007. Those franchisees also purchase various food and other products from the Company's commissary system and may purchase from or through the Company certain goods and services, including insurance and certain accounting and related services, needed to operate a Papa John's restaurant. All such purchases and sales are made on terms and at rates identical to those that may be obtained from the Company by an independent franchisee.

Name and Percentage Owned	Franchise Entity—Amounts Earned

Annette Schnatter (100%)	Joe K Corporation—Operates one restaurant in Louisville, Kentucky. Renewal fees earned by the Company in 2007 from this franchisee were $1,680, and royalties were $42,536. Annette Schnatter is John H. Schnatter's wife.
Charles W. Schnatter (30.7%) Richard J. Emmett (30.7%) Timothy C. O'Hern (36.7%)
Capital Pizza, Inc.—Operates 20 restaurants in Illinois, Indiana and Kentucky. Franchise and development fees earned by the Company in 2007 from this franchisee were $10,000; renewal fees were $22,840; and royalties were $508,084. Mr. Charles Schnatter is an executive officer of the Company. Mr. Emmett resigned as an executive officer of the Company in May, 2007, and Mr. O'Hern resigned as an executive officer of the Company in August, 2007.
Wade S. and Elizabeth Oney (95.0%)
Bam-Bam Pizza, Inc.—Operates 22 restaurants in Florida. Franchise and development fees earned by the Company in 2007 from this franchisee were $25,000, renewal fees were $19,440, and royalties were $848,525. Elizabeth Oney is Mr. Oney's wife.
Wade S. Oney (95.0%)	L-N-W Pizza, Inc.—Operates 12 restaurants in Florida. Renewal fees earned by the Company in 2007 from this franchisee were $20,400, and royalties were $528,814.

Wade S. Oney (50.0%) Richard Brown (50.0%)
Brown's Pizza, Inc.—Operates two restaurants in Florida. Renewal fees earned by the Company in 2007 from this franchisee were $2,700, and royalties were $82,436. Richard Brown is Mr. Oney's father-in-law.
Wade S. Oney (90.0%)	Eagle Eye Pizza, Inc.—Operates three restaurants in Oregon. Renewal fees earned by the Company in 2007 from this franchisee were $7,380, and royalties were $82,307.
Wade S. Oney (46.2%) Randy Oney (1.0%) Pat Brown (0.45%)
Oney Bayside, LLC—Operates 12 restaurants in Florida. Renewal fees earned by the Company in 2007 from this franchisee were $9,360, and royalties were $332,945. Randy Oney is Wade Oney's brother, and Pat Brown is Wade Oney's mother-in-law.

Other Transactions

During 2007, the Company paid $251,000 to Hampton Airways, Inc. ("Hampton"), for charter aircraft services. Hampton's sole shareholder is John H. Schnatter, the Company's Founder Chairman. The Company periodically reviews pricing data from other, independent air charter services and, on that basis, believes that the discounted rates charged by Hampton to the Company are at or below rates that the Company could obtain from the independent third parties for similar aircraft.

In June 2007, Capital Pizza, Inc., opened one new restaurant, and in November 2007, Bam-Bam Pizza, Inc., opened one new restaurant. We entered into standard franchise agreements for these stores, and the Company provided no incentives or special consideration in connection with the transactions.

In 1999, the Papa John's Franchise Advisory Council, an advisory group comprised of certain Papa John's franchisees that meets periodically to discuss issues of importance to the Company and its franchisees, initiated a program that allows the cost of cheese to Papa John's restaurants to be established on a quarterly basis. Certain franchisees of the Company formed a corporation, BIBP Commodities, Inc. (BIBP), that purchases cheese at the prevailing market price and sells it to the Company's distribution subsidiary, PJ Food Service, Inc. (PJFS), at a fixed quarterly price based in part upon historical average market prices. PJFS in turn sells cheese to Papa John's restaurants at a set quarterly price. The purchase of cheese by PJFS from BIBP is not guaranteed. Our subsidiary, Capital Delivery, Ltd., has made available a $30 million line of credit to BIBP to fund cash deficits as they may arise; as of December 30, 2007, there was an outstanding balance of $20.5 million under the line. The shareholders of BIBP include Wade S. Oney (9.09%). BIBP has paid its shareholders a total annual dividend equal to eight percent of each shareholder's initial investment; payment of future dividends is at the discretion of BIBP's board of directors and will depend upon the financial condition of BIBP and general business conditions.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board represents and assists the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries, including the appointment, compensation, retention and oversight of the work of the independent auditor, and oversees the performance of the internal auditing function. The Committee has the sole authority and responsibility to select, appoint, compensate, evaluate and, if necessary, replace the Company's independent auditors. Each member of the Committee is independent as determined by the Company's Board of Directors, based upon applicable laws and regulations and NASDAQ listing standards.

In fulfilling its oversight responsibilities with respect to the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent auditors all annual and quarterly financial statements (including any required management certifications), and the Company's quarterly earnings announcements, prior to issuance. Management has the primary responsibility for preparing the financial statements and complying with the reporting process, including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of audited financial statements with accounting principles generally accepted in the United States and for providing their judgments as to the quality, not just the acceptability, of the Company's accounting principles.

During 2007, Company management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure matters with the Audit Committee. The Audit Committee discussed with Ernst & Young LLP, the independent auditors, the matters required to be discussed with the Committee by Statement on Auditing Standards (SAS) No. 61, as amended. The Audit Committee also discussed with the independent auditors matters relating to their independence from management and the Company, including the written disclosures from the independent auditors required by Independence Standards Board (ISB) Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee pre-approved all audit and non-audit fees paid to the independent auditors. As a result, the Audit Committee concluded that Ernst & Young LLP is independent from management and the Company.

The Audit Committee discussed with the Company's independent auditors and the Company's internal audit management the overall scope and plans for their audits. The Audit Committee meets with both the independent auditors and the Company's internal audit management to discuss the results of their examinations and their evaluations of the Company's internal controls. The Audit Committee also meets in separate executive sessions periodically with the Company's independent auditors, internal auditors, Chief Financial Officer and General Counsel, as well as in private sessions.

In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 30, 2007.

AUDIT COMMITTEE
Olivia F. Kirtley, Chairman F. William Barnett John O. Hatab William M. Street

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

ITEM 2, RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has reappointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2008. Ernst & Young LLP has audited the Company's financial statements since 1991. Fees paid to Ernst & Young LLP by the Company for each of the last two fiscal years, in each of the following categories, were as follows:

	Fiscal Year Ended December 30, 2007	Fiscal Year Ended December 31, 2006
Audit Fees	$840,419	$957,842
Audit-Related Fees	38,213	10,710
Tax Fees	125,915	139,798
All Other Fees	—	—

Total	$1,004,547	$1,108,350

Fees for audit services included fees associated with the annual audit of the Company and certain subsidiaries and the reviews of the Company's quarterly reports on Form 10-Q, and letters issued concerning debt compliance. Audit-related services in 2007 were primarily related to consultation services, and in 2006, included audits of an employee benefit plan and other related entities. Tax fees included tax compliance and consultation services.

All audit-related, tax and other services for 2007 and 2006 were pre-approved by the Audit Committee, which concluded that the provision of those services by Ernst & Young LLP was compatible with the maintenance of the auditors' independence in the conduct of the auditing functions. The Audit Committee has adopted a policy that requires pre-approval of all services by the independent auditors. The policy also authorizes the Chairman of the Audit Committee to pre-approve non-audit services at or below a certain dollar threshold, provided that the Chairman promptly notifies the other members of the Audit Committee of the approved engagement. Individual engagements anticipated to exceed the dollar threshold must be separately approved.

Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and respond to questions by stockholders.

Although stockholder ratification is not required, the appointment of Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders' opinions which the Audit Committee will take into consideration in future deliberations. If Ernst & Young LLP's selection is not ratified at the Annual Meeting of Stockholders, the Audit Committee will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Papa John's and its stockholders.

The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of Ernst & Young LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

ITEM 3, PROPOSAL ON THE
APPROVAL OF THE COMPANY'S 2008 OMNIBUS INCENTIVE PLAN

This section provides a summary of the terms of the 2008 Omnibus Incentive Plan and the proposal to approve the plan.

The Board of Directors approved the 2008 Omnibus Incentive Plan on March 12, 2008, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our 2008 Omnibus Incentive Plan as we believe that approval of the plan is essential to our continued success. The purpose of the 2008 Omnibus Incentive Plan is to attract and retain highly qualified officers, directors, key employees and other key individuals and to motivate these individuals to serve the Company and to expend maximum effort to improve the business results and earnings of the Company by providing these individuals an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, a grant under the 2008 Omnibus Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2008 Omnibus Incentive Plan participants with those of our stockholders.

If our stockholders approve the 2008 Omnibus Incentive Plan, the number of shares of Common Stock reserved for issuance under the 2008 Omnibus Incentive Plan will be one million eight hundred thousand (1,800,000) increased by (i) the number of shares of Common Stock remaining available for issuance under our 1999 Team Member Stock Ownership Plan and the 2003 Stock Option Plan for Non-Employee Directors (collectively, we refer to these plans as the "prior plans") as of the date of stockholder approval of the 2008 Omnibus Incentive Plan, and (ii) shares of Common Stock subject to awards granted under the prior plans that are not purchased or are forfeited or expire, or otherwise terminate without any delivery of shares of Common Stock subject thereto after the date of stockholder approval of the 2008 Omnibus Incentive Plan, to the extent such shares would again be available for issuance under the terms of the prior plans. If our stockholders approve the 2008 Omnibus Incentive Plan, no further awards will be made pursuant to the prior plans.

On the Record Date, the closing price of our Common Stock was $25.64 per share.

Unless otherwise indicated, properly executed proxies will be voted in favor of the Proposal to approve the 2008 Omnibus Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2008 OMNIBUS INCENTIVE PLAN.

Description of the Plan

A description of the provisions of the 2008 Omnibus Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2008 Omnibus Incentive Plan, a copy of which is attached as Annex A to this proxy statement.

Administration.    The 2008 Omnibus Incentive Plan is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, meet the requirements of Rule 16b-3 of the Exchange Act and comply with the independence requirements of the NASDAQ Stock Market. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. Members of the Compensation Committee serve at the pleasure of the Board of Directors. The Board of Directors may also appoint one or more separate committees, each composed of one or more directors who need not satisfy the independence requirements described above to administer the 2008 Omnibus Incentive Plan with respect to employees or other service providers who are not officers or directors of the Company.

Common Stock Reserved for Issuance under the Plan.    The Common Stock issued or to be issued under the 2008 Omnibus Incentive Plan consists of authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The 2008 Omnibus Incentive Plan provides for a so-called "fungible share pool" pursuant to which awards of options and SARs will generally be counted against the plan limit as one share for every one share subject to an option or SAR granted under the plan and awards of all "full value" awards (including restricted stock and stock units) will be counted against the plan limit as 1.9 shares for every one share subject to such a full value award. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2008 Omnibus Incentive Plan. The number of shares of Common Stock available for issuance under the 2008 Omnibus Incentive Plan will not be increased by any shares tendered or withheld or award surrendered in connection with the purchase of shares of Common Stock upon exercise of an option or any shares of Common Stock deducted from an award payment in connection with the Company's tax withholding obligations.

Eligibility.    Awards may be made under the 2008 Omnibus Incentive Plan to directors or employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board of Directors.

Amendment or Termination of the Plan.    The Board of Directors may terminate or amend the plan at any time and for any reason. The 2008 Omnibus Incentive Plan shall terminate in any event on the second business day after the annual meeting of the Company's stockholders in 2011. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

Options.    The 2008 Omnibus Incentive Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant (or five years from the date of grant in the case of certain 10% stockholders who receive incentive stock options). The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

In general, an optionee may pay the exercise price of an option by cash, certified check, or, to the extent an award agreement so provides, by tendering shares of Common Stock or by means of a broker-assisted cashless exercise.

No amendment or modification may be made to an outstanding stock option or stock appreciation right that would be treated as a repricing under the rules of the stock exchange on which the shares of Common Stock are listed (currently the NASDAQ Stock Market), without the approval of the Company's stockholders.

Stock options and stock appreciation rights granted under the 2008 Omnibus Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards.    The Compensation Committee may also award:

  •
  shares of unrestricted stock, which are shares of Common Stock at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

  •
  restricted stock, which is shares of Common Stock subject to restrictions.

  •
  stock units, which are Common Stock units subject to restrictions.

  •
  dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

  •
  stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

  •
  performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation Committee so designates. Such employees include the chief executive officer and the three highest compensated executive officers (other than the chief financial officer) determined at the end of each year (the "covered employees").

Effect of Certain Corporate Transactions.    Unless an applicable award agreement provides otherwise, certain change of control transactions involving us, such as a sale of the Company, will cause grantees of restricted stock, stock units, stock appreciation rights and options to be credited with an additional 12 months of service for purposes of vesting in such awards, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2008 Omnibus Incentive Plan, including the individual limitations on awards (described below), to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2008 Omnibus Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

  (i)
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (ii)
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  (iii)
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation in a separate vote before payment is made; and

  (iv)
  the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under the 2008 Omnibus Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units, where appropriate, are used exclusively by the Compensation Committee in establishing performance goals:

  •
  net earnings or net income;

  •
  operating earnings or income, including consolidated corporate operating income excluding the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP);

  •
  pretax earnings;

  •
  earnings per share;

  •
  share price, including growth and capitalization measures and total stockholder return;

  •
  earnings before interest and taxes;

  •
  earnings before interest, taxes, depreciation and/or amortization;

  •
  sales or revenue growth, whether in general or by store, category of store, or product, including system-wide comparable sales (average same-store, year-over-year sales);

  •
  gross or operating margins (including food, labor and mileage);

  •
  return measures, including return on assets, capital, investment, equity, sales or revenue;

  •
  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

  •
  productivity ratios;

  •
  expense targets;

  •
  market share;

  •
  financial ratios as provided in credit agreements or indentures of the Company and its subsidiaries;

  •
  debt rating targets;

  •
  working capital targets;

  •
  completion of acquisitions or divestitures of businesses, assets, companies or stores;

  •
  store unit counts or similar store metrics, including franchise and/or company-store openings and/or closings;

  •
  system-wide, corporate, franchisee or store comparable transactions;

  •
  profits from restaurant operations;

  •
  product quality and customer service metrics, including consumer, customer, or franchisee perception targets; and

  •
  employee retention and recruiting metrics, including turnover.

Business criteria may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis.

Under the Internal Revenue Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a tax-qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be granted under the 2008 Omnibus Incentive Plan to any person is 350,000 per twelve month period, provided that in a grantee's year of hire the applicable limit is 500,000. The maximum number of shares of Common Stock that can be granted under the 2008 Omnibus Incentive Plan to any person, other than pursuant to an option or stock appreciation right, is 175,000 per twelve month period, provided that in a grantee's year of hire the applicable limit is 250,000. The maximum amount that may be paid as an annual incentive award or other cash award in any twelve month period to any one person is $2,000,000 and the maximum amount that may be paid as a performance award or other cash award in respect of a performance period to any one person is $6,000,000.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2008 Omnibus Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2008 Omnibus Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock.    Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G.    To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.    The Company intends for awards granted under the plan to comply with Section 409A of the Code. To the extent a grantee would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

New Plan Benefits

On the Record Date, there were approximately eight (8) executive officers, one hundred twenty-six (126) employees and ten (10) non-employee directors of the Company and its subsidiaries who are participants in the prior plans.

Because future awards of stock options, restricted stock or other equity awards under the 2008 Omnibus Incentive Plan will be made at the discretion of the Compensation Committee, no data can be provided regarding the benefits or amounts that will be received by any participant or groups of participants if the 2008 Omnibus Incentive Plan is approved.

The following table sets forth information concerning our 2008 MIP awards made to our named executive officers, pursuant to the 2008 Omnibus Incentive Plan.

Name and Position	Value of Award(1) ($)
Nigel Travis President and Chief Executive Officer	$345,770
J. David Flanery Senior Vice President, Chief Financial Officer and Treasurer	$91,300
William M. Van Epps President, USA	$174,900
Charles W. Schnatter Senior Vice President and Chief Development Officer	$85,704
Julie L. Larner Senior Vice President, and President, PJ Food Service, Inc.	$86,900
Executive Officer Group (8 persons)	$970,858
Non-Executive Director Group (0 persons)	$0
Non-Executive Officer/Employee Group (0 persons)	$0	(2)

(1)
Amounts represent the payout amounts that could be earned by each named executive officer for 2008 under the pre-established performance target portion of the MIP, subject to the achievement of performance targets relating to consolidated corporate operating income, domestic system-wide comparable sales (average same-store, year-over-year sales), domestic system-wide comparable transactions and food, labor & mileage. Pursuant to SEC requirements, the amounts set forth in the table above were estimated based on applying the performance targets established for 2008 and assuming that such targets were in effect during 2007. There is no guarantee that all or any part of these incentive awards will actually be earned and paid to the named executive officer upon completion of 2008. If all conditions are satisfied, the awards will be paid in cash in March 2009, to the extent not deferred.

(2)
Awards for 2008 under the pre-established performance target portion of the MIP to participants below the executive officer level are not made subject to the 2008 Omnibus Incentive Plan.

Equity Compensation Plan Information

The following table provides information as of December 30, 2007 regarding the number of shares of the Company's Common Stock that may be issued under the Company's equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,318,563	$25.46	1,877,209
Equity compensation plans not approved by security holders(1)	165,570	16.09	—

Total	2,484,133	$24.84	1,877,209

(1)
On January 31, 2005, the Company awarded an option to purchase 400,000 shares, at the closing price on that date, as an inducement grant to Mr. Travis in connection with the commencement of his employment by the Company pursuant to an employment agreement, which included 165,570 shares subject to an inducement option outside the 1999 Team Member Stock Ownership Plan.

OTHER BUSINESS

The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting and routine matters incident to the conduct of the meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting, the written proposal must be received by the Company no later than December 1, 2008. Such proposals also will need to comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be introduced at next year's Annual Meeting, written notice must be received by the Company not less than 60 nor more than 90 days prior to the scheduled date of the meeting. All stockholder proposals also must comply with certain requirements set forth in the Company's Certificate of Incorporation. A copy of the Certificate of Incorporation may be obtained by written request to the Secretary of the Company at the Company's principal offices at P.O. Box 99900, Louisville, Kentucky 40269-0900.

ANNUAL REPORT

The Company's Annual Report to Stockholders for the fiscal year ended December 30, 2007, accompanies this Proxy Statement.

By Order of the Board of Directors
CLARA M. PASSAFIUME Corporate Counsel and Secretary
Louisville, Kentucky March 31, 2008

ANNEX A

PAPA JOHN'S INTERNATIONAL, INC.
2008 OMNIBUS INCENTIVE PLAN

i

	8.9.	Transferability of Options		12
	8.10.	Family Transfers		12
	8.11.	Limitations on Incentive Stock Options		13
	8.12.	Notice of Disqualifying Disposition		13
9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS			13
	9.1.	Right to Payment and Grant Price		13
	9.2.	Other Terms		13
	9.3.	Term		13
	9.4.	Transferability of SARS		14
	9.5.	Family Transfers		14
10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS			14
	10.1.	Grant of Restricted Stock or Stock Units		14
	10.2.	Restrictions		14
	10.3.	Restricted Stock Certificates		15
	10.4.	Rights of Holders of Restricted Stock		15
	10.5.	Rights of Holders of Stock Units		15
		10.5.1.	Voting and Dividend Rights	15
		10.5.2.	Creditor's Rights	15
	10.6.	Termination of Service		16
	10.7.	Purchase of Restricted Stock and Shares Subject to Stock Units		16
	10.8.	Delivery of Stock		16
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS			16
12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK			17
	12.1.	General Rule		17
	12.2.	Surrender of Stock		17
	12.3.	Cashless Exercise		17
	12.4.	Other Forms of Payment		17
13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS			17
	13.1.	Dividend Equivalent Rights		17
	13.2.	Termination of Service		18
14.	TERMS AND CONDITIONS OF PERFORMANCE SHARES, PERFORMANCE UNITS, PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS			18
	14.1.	Grant of Performance Units/Performance Shares		18
	14.2.	Value of Performance Units/Performance Shares		18
	14.3.	Earning of Performance Units/Performance Shares		18
	14.4.	Form and Timing of Payment of Performance Units/Performance Shares		18
	14.5.	Performance Conditions		19
	14.6.	Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees		19
		14.6.1.	Performance Goals Generally	19
		14.6.2.	Timing For Establishing Performance Goals	19
		14.6.3.	Settlement of Awards; Other Terms	19
		14.6.4.	Performance Measures	20
		14.6.5.	Evaluation of Performance	21
		14.6.6.	Adjustment of Performance-Based Compensation	21
		14.6.7.	Board Discretion	21

ii

	14.7.	Status of Section Awards Under Code Section 162(m)	22
15.	PARACHUTE LIMITATIONS		22
16.	REQUIREMENTS OF LAW		23
	16.1.	General	23
	16.2.	Rule 16b-3	23
17.	EFFECT OF CHANGES IN CAPITALIZATION		24
	17.1.	Changes in Stock	24
	17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction	24
	17.3.	Corporate Transaction in which Awards are not Assumed	25
	17.4	Corporation Transaction in which Awards are Assumed	26
	17.5.	Adjustments	26
	17.6.	No Limitations on Company	26
18.	GENERAL PROVISIONS		27
	18.1.	Disclaimer of Rights	27
	18.2.	Nonexclusivity of the Plan	27
	18.3.	Withholding Taxes	27
	18.4.	Captions	28
	18.5.	Other Provisions	28
	18.6.	Number and Gender	28
	18.7.	Severability	28
	18.8.	Governing Law	28
	18.9.	Section 409A of the Code	28

iii

PAPA JOHN'S INTERNATIONAL, INC

2008 OMNIBUS INCENTIVE PLAN

        Papa John's International, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2008 Omnibus Incentive Plan (the "Plan"), as follows:

1.     PURPOSE

        The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or advisers providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.

2.     DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1    "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation 1.414(c)-2(b)(2)(i).

        2.2    "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 14) generally over a one-year performance period (the Company's fiscal year, unless otherwise specified by the Committee).

        2.3    "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Share, Performance Unit or cash award under the Plan.

        2.4    "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.5    "Benefit Arrangement" shall have the meaning set forth in Section 15 hereof.

        2.6    "Board" means the Board of Directors of the Company.

        2.7    "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.8    "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.9    "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

        2.10    "Company" means Papa John's International, Inc.

        2.11    "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity owning 50% or more of the combined voting power of all classes of stock of the Company.

        2.12    "Covered Employee" means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

        2.13    "Disability" means, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.14    "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

        2.15    "Effective Date" means March 12, 2008, the date the Plan was approved by the Board.

        2.16    "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.17    "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or

2

between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        2.18    "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.19    "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

        2.20    "Grantee" means a person who receives or holds an Award under the Plan.

        2.21    "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.22    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.23    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.24    "Option Price" means the exercise price for each share of Stock subject to an Option.

        2.25    "Other Agreement" shall have the meaning set forth in Section 15 hereof.

        2.26    "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.27    "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

        2.28    "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

3

        2.29    "Performance Measures" means measures as described in Section 14 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

        2.30    "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.31    "Performance Share" means an Award under Section 14 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.32    "Performance Unit" means an Award under Section 14 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.33    "Plan" means this Papa John's International, Inc. 2008 Omnibus Incentive Plan.

        2.34    "Prior Plans" means the 1999 Team Member Stock Ownership Plan and the 2003 Stock Option Plan for Non-Employee Directors.

        2.35    "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

        2.36    "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.37    "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

        2.38    "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

        2.39    "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.40    "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

        2.41    "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.

        2.42    "Stock" means the common stock, par value $.01 per share, of the Company.

4

        2.43    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

        2.44    "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

        2.45    "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.46    "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

        2.47    "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

        2.48    "Unrestricted Stock" means an Award pursuant to Section 11 hereof.

3.     ADMINISTRATION OF THE PLAN

  3.1.    Board

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

  3.2.    Committee

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

          (i)    Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and

5

  Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.

          (ii)    The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

  3.3.    Terms of Awards

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

          (i)    designate Grantees,

          (ii)    determine the type or types of Awards to be made to a Grantee,

          (iii)   determine the number of shares of Stock to be subject to an Award,

          (iv)   establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a change of control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

          (v)   prescribe the form of each Award Agreement evidencing an Award, and

          (vi)   amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

        The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate

6

thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. In addition, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12)month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

  3.4.    No Repricing

        Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by replacement of Options or SARs with cash or other award type, that would be treated as a repricing under the rules of the stock exchange on which the Stock is listed, in each case, without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17 or Section 5.3 and may be made to make changes to achieve compliance with applicable law, including Internal Revenue Code Section 409A.

  3.5.    Deferral Arrangement

        The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

  3.6.    No Liability

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

  3.7.    Share Issuance/Book-Entry

        Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

7

4.     STOCK SUBJECT TO THE PLAN

  4.1.    Number of Shares Available for Awards

        Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be one million eight hundred thousand (1,800,000) plus all shares of Stock available for issuance under the Prior Plans as of the date of stockholder approval of the Plan, increased by shares of Stock covered by awards granted under a Prior Plan that are not purchased or are forfeited or expire, or otherwise terminate without delivery of any Stock subject thereto after the date of stockholder approval of the Plan, to the extent such shares would again be available for issuance under such Prior Plan. Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance as Incentive Stock Options shall be one million eight hundred thousand (1,800,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

  4.2.    Adjustments in Authorized Shares

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

  4.3.    Share Usage

        Shares covered by an Award shall be counted as used as of the Grant Date. Any shares of Stock that are subject to Awards of Options shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to an Award of Options. With respect to SARs, the number of shares subject to an award of SARs will be counted against the aggregate number of shares available for issuance under the Plan regardless of the number of shares actually issued to settle the SAR upon exercise. Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against the limit set forth in Section 4.1 as 1.9 shares for every one (1) share granted. If any shares covered by an Award granted under the Plan or a Prior Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1, provided that any shares covered by an Award granted under a Prior Plan will again be available for making Awards under the Plan in the same amount as such shares were counted against the limits set forth in the applicable Prior Plan. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, or (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 18.3.

8

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

  5.1.    Effective Date

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date and no further awards will be made under the Prior Plans. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.

  5.2.    Term

        The Plan shall terminate automatically on the second business day after the annual meeting of the Company's stockholders in 2011 and may be terminated on any earlier date as provided in Section 5.3.

  5.3.    Amendment and Termination of the Plan

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company's stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

  6.1.    Service Providers and Other Persons

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

  6.2.    Successive Awards and Substitute Awards

        An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code

9

Section 424 and the regulations thereunder; as modified by Code Section 409A and the regulations thereunder as to Options that are non-qualified stock options and SARs.

  6.3.    Limitation on Shares of Stock Subject to Awards and Cash Awards

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

          (i)    the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 hereof is three hundred fifty thousand (350,000) per 12 month period; provided, however, the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is five hundred thousand (500,000);

          (ii)    the maximum number of shares that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is one hundred seventy five thousand (175,000) per 12 month period; provided, however, the maximum number of shares of Stock subject to Awards other than Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is two hundred fifty thousand (250,000); and

          (iii)   the maximum amount that may be paid as an Annual Incentive Award or other cash Award in any 12 month period to any person eligible for an Award shall be $2 million and the maximum amount that may be paid as a Performance Award or other cash Award in respect of a performance period to any person eligible for an Award shall be $6 million.

        The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

7.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.     TERMS AND CONDITIONS OF OPTIONS

  8.1.    Option Price

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive

10

Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

  8.2.    Vesting

        Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

  8.3.    Term

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date. If on the day preceding the date on which a Grantee's Options would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee's Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

  8.4.    Termination of Service

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

  8.5.    Limitations on Exercise of Option

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

  8.6.    Method of Exercise

        Subject to the terms of Article 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company.

11

Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

  8.7.    Rights of Holders of Options

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  8.8.    Delivery of Stock Certificates

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

  8.9.    Transferability of Options

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  8.10.    Family Transfers

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

12

  8.11.    Limitations on Incentive Stock Options

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

  8.12.    Notice of Disqualifying Disposition

        If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

  9.1.    Right to Payment and Grant Price

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the SAR Exercise Price as determined by the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

  9.2.    Other Terms

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

  9.3.    Term

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR. If on the day

13

preceding the date on which a Grantee's SAR would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee's SAR is greater than the SAR Exercise Price, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.

  9.4.    Transferability of SARS

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  9.5.    Family Transfers

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

  10.1.    Grant of Restricted Stock or Stock Units

        Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

  10.2.    Restrictions

        At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Article 14. Notwithstanding the foregoing, (i) Restricted Stock and Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date, and (ii) Restricted Stock and Stock Units for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date; provided, however, up to five percent of the shares reserved for issuance under this Plan may be granted pursuant to this Section 10 or the other provisions of this Plan without being subject to the foregoing

14

restrictions. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

  10.3.    Restricted Stock Certificates

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

  10.4.    Rights of Holders of Restricted Stock

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  10.5.    Rights of Holders of Stock Units

          10.5.1.    Voting and Dividend Rights

          Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          10.5.2.    Creditor's Rights

          A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

15

  10.6.    Termination of Service

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units. Notwithstanding the terms of this Section 10.6, but subject to the five percent limitation set forth in Section 10.2, the Board may not waive restrictions or conditions applicable to Restricted Stock or Stock Units except in the case of a Grantee's death or disability or as specified in Section 17.3. If the Board waives restrictions or conditions applicable to Restricted Stock or Stock Units, the shares subject to such Restricted Stock or Stock Units shall be deducted from the five percent limitation set forth in Section 10.2.

  10.7.    Purchase of Restricted Stock and Shares Subject to Stock Units

        The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock or Shares subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

  10.8.    Delivery of Stock

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan; provided, however, that, in the aggregate, no more than five percent of the shares reserved for issuance under this Plan may be granted pursuant to this Section 11 and the exceptions set forth in Section 10.2 and Section 10.6. Unrestricted Stock Awards may be granted or sold as described in the

16

preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

  12.1.    General Rule

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

  12.2.    Surrender of Stock

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

  12.3.    Cashless Exercise

        With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

  12.4.    Other Forms of Payment

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, without limitation, Service.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

  13.1.    Dividend Equivalent Rights

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or

17

installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

  13.2.    Termination of Service

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.
TERMS AND CONDITIONS OF PERFORMANCE SHARES, PERFORMANCE UNITS, PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

  14.1.    Grant of Performance Units/Performance Shares

        Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

  14.2.    Value of Performance Units/Performance Shares

        Each Performance Unit shall have an initial value that is established by the Board at the time of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

  14.3.    Earning of Performance Units/Performance Shares

        Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

  14.4.    Form and Timing of Payment of Performance Units/Performance Shares

        Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

18

  14.5.    Performance Conditions

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

  14.6.    Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees

        If and to the extent that the Board determines that an Award to be granted to a Grantee who is designated by the Board as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

          14.6.1.    Performance Goals Generally

          The performance goals for such Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.6.2.    Timing For Establishing Performance Goals

          Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which 25% of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          14.6.3.    Settlement of Awards; Other Terms

          Settlement of such Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

19

          14.6.4.    Performance Measures

          The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

    (a)
    net earnings or net income;

    (b)
    operating earnings or income, including consolidated corporate operating income excluding the impact of consolidation of the franchisee-owned BIBP Commodities, Inc. cheese purchasing entity (BIBP);

    (c)
    pretax earnings;

    (d)
    earnings per share;

    (e)
    share price, including growth and capitalization measures and total stockholder return;

    (f)
    earnings before interest and taxes;

    (g)
    earnings before interest, taxes, depreciation and/or amortization;

    (h)
    sales or revenue growth, whether in general or by store, category of store or product, including system-wide comparable sales (average same-store, year-over-year sales);

    (i)
    gross or operating margins (including food, labor and mileage);

    (j)
    return measures, including return on assets, capital, investment, equity, sales or revenue;

    (k)
    cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

    (l)
    productivity ratios;

    (m)
    expense targets;

    (n)
    market share;

    (o)
    financial ratios as provided in credit agreements or indentures of the Company and its subsidiaries;

    (p)
    debt rating targets;

    (q)
    working capital targets;

    (r)
    completion of acquisitions or divestitures of businesses, assets, companies or stores;

    (s)
    store unit counts or similar store metrics, including franchise and/or company-store openings and/or closings;

    (t)
    system-wide, corporate, franchisee or store comparable transactions;

    (u)
    profits from restaurant operations;

20

    (v)
    product quality and customer service metrics, including consumer, customer, or franchisee perception targets;

    (w)
    employee retention and recruiting metrics, including turnover; and

    (x)
    any combination of any of the foregoing business criteria.

          Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any individual or group of stores or franchises or any combination of the foregoing as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (e) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.6.5.    Evaluation of Performance

          The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          14.6.6.    Adjustment of Performance-Based Compensation

          Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

          14.6.7.    Board Discretion

          In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

21

  14.7.    Status of Section Awards Under Code Section 162(m)

        It is the intent of the Company that Awards under Section 14.6 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Stock Unit, Performance Share or Performance Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit

22

Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Section 409A of the Code, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

16.  REQUIREMENTS OF LAW

  16.1.    General

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  16.2.    Rule 16b-3

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed

23

advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

  17.1.    Changes in Stock

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.3, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

  17.2.
  Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction

        Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the

24

Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

  17.3.    Corporate Transaction in which Awards are not Assumed

        Upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Stock Units and Restricted Stock are not being assumed or continued:

          (i)    all Grantees of shares of Restricted Stock and Stock Units shall be credited with an additional 12 months of Service from the Grant Date for purposes of vesting in such shares of Restricted Stock and Stock Units immediately prior to the occurrence of a Corporate Transaction and any shares of Stock subject to Stock Units that become vested pursuant to the operation of this Section 17.3(i) shall be delivered, immediately prior to the occurrence of such Corporate Transaction;

          (ii)    all Grantees of Options and SARs shall be credited with an additional 12 months of Service from the Grant Date for purposes of vesting in such Options and SARs immediately prior to the occurrence of a Corporate Transaction; and

          (iii)   either of the following two actions shall be taken:

            (A)   fifteen days prior to the scheduled consummation of a Corporate Transaction, notice shall be given to all Grantees of vested Options and SARs outstanding hereunder (including Options and SARs that become vested pursuant to the operation of Section 17.3(ii)) that such Options and SARs shall remain exercisable for a period of fifteen days and shall thereafter be terminated, or

            (B)   the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder of vested Options, Restricted Stock, Stock Units, and/or SARs an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

25

  17.4.    Corporation Transaction in which Awards are Assumed

        The Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices. In the event a Grantee's Award is assumed, continued or substituted upon the consummation of any Corporate Transaction and his employment is terminated without Cause within one year following the consummation of such Corporate Transaction, the Grantee shall be credited with an additional 12 months of Service from the date of such termination for purposes of vesting in the shares subject to such Award and the Grantee's Award (to the extent vested) may be exercised, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

  17.5.    Adjustments

        Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4 but such different provisions cannot be less favorable to the Grantee. This Section 17 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change of control events that are not Corporate Transactions.

  17.6.    No Limitations on Company

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

26

18.  GENERAL PROVISIONS

  18.1.    Disclaimer of Rights

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  18.2.    Nonexclusivity of the Plan

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

  18.3.    Withholding Taxes

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her

27

withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

  18.4.    Captions

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

  18.5.    Other Provisions

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

  18.6.    Number and Gender

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

  18.7.    Severability

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

  18.8.    Governing Law

        The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

  18.9.    Section 409A of the Code

        The Board intends to comply with Section 409A of the Code ("Section 409A"), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

*       *       *

28

PAPA JOHN’S INTERNATIONAL, INC.

2002 PAPA JOHN’S BOULEVARD

LOUISVILLE, KY 40299

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by PAPA JOHN’S INTERNATIONAL, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 7, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PAPA JOHN’S INTERNATIONAL, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PAPAJ1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAPA JOHN’S INTERNATIONAL, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1 AND “FOR” THE PROPOSALS SET FORTH IN ITEMS 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

Vote On Directors

1.            Election of the following class of director nominees for three-year terms expiring in 2011:

Nominees:	For	Against	Abstain

1a. Wade S. Oney	☐	☐	☐

1b. John H. Schnatter	☐	☐	☐

1c. Alexander W. Smith	☐	☐	☐

1d. Nigel Travis	☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the 2008 fiscal year.	☐	☐	☐

3.	Approval of the 2008 Omnibus Incentive Plan.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as name appears on proxy. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, state capacity. If executed by a corporation, the proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Proxy card must be signed and dated below.

Signature [PLEASE SIGN WITHIN BOX]	Date

	Yes	No

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so these shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.papajohns.com/investor.

Proxy card must be signed and dated on the reverse side.

Please fold and detach card at perforation before mailing.

PAPA JOHN’S INTERNATIONAL, INC.
P.O. Box 99900, Louisville, Kentucky 40269-0900

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders

The undersigned, a stockholder of PAPA JOHN’S INTERNATIONAL, INC., a Delaware corporation (the “Company”), hereby constitutes and appoints LOU H. JONES and CLARA M. PASSAFIUME, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of the Common Stock of the Company as instructed herein that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company’s corporate offices at 2002 Papa John’s Boulevard, Louisville, Kentucky, on Thursday, May 8, 2008, at 11:00 A.M. local time and at any adjournment or postponement thereof. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. The undersigned hereby revokes all proxies heretofore given. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated March 31, 2008, and a copy of the Company’s Annual Report for the fiscal year ended December 30, 2007.

Attention participants in 401(k) plan: If you hold shares of Papa John’s International, Inc. Common Stock through the Papa John’s International, Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Principal Trust Company, the plan trustee, how to vote these shares. Your proxy must be received no later than 11:59 P.M., Eastern Time, on May 5, 2008 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. If this proxy card is returned without specific voting instructions or not received timely and properly executed, the shares of Papa John’s International, Inc. held in the Papa John’s International, Inc. 401(k) Plan will not be voted.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

VOTING INSTRUCTIONS ON REVERSE SIDE.

(CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
CORPORATE GOVERNANCE
ITEM 1, ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
ITEM 2, RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
ITEM 3, PROPOSAL ON THE APPROVAL OF THE COMPANY'S 2008 OMNIBUS INCENTIVE PLAN
OTHER BUSINESS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
ANNEX A
TABLE OF CONTENTS
PAPA JOHN'S INTERNATIONAL, INC 2008 OMNIBUS INCENTIVE PLAN